Exhibit 10.35




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                              ACQUISITION AGREEMENT

                                  by and among


                               ADS/MULTICARE, INC.

                                       and

                        ALAN D. SOLOMONT, DAVID SOLOMONT,
                      AHRON M. SOLOMONT, JAY H. SOLOMONT,
                       DAVID SOLOMONT, SUSAN S. BAILIS AND
                      THE SELLER ENTITIES SIGNATORY HERETO



                            dated as of June 17, 1996



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



                                TABLE OF CONTENTS
                                -----------------

                                                                            Page

1.     SALE AND PURCHASE  . . . . . . . . . . . . . . . . . . . . . . . . . .  2
  1.1  Transfer of Business . . . . . . . . . . . . . . . . . . . . . . . . .  2

2.     PURCHASE PRICE . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
  2.1  Purchase Price . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
  2.2  Allocation of Purchase Price . . . . . . . . . . . . . . . . . . . . .  2
  2.3  Net Asset Adjustment . . . . . . . . . . . . . . . . . . . . . . . . .  3

3.     THE CLOSING; CLOSING DELIVERIES  . . . . . . . . . . . . . . . . . . .  4
  3.1  The Closing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
  3.2  Effective Time . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
  3.3  Deliveries at the Closing  . . . . . . . . . . . . . . . . . . . . . .  5
  3.4  Modification of Transactions . . . . . . . . . . . . . . . . . . . . .  7

4.     CONDITIONS TO BUYER'S OBLIGATIONS  . . . . . . . . . . . . . . . . . .  7
  4.1  Due Diligence  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
  4.2  Representations and Warranties . . . . . . . . . . . . . . . . . . . .  8
  4.3  Performance of Covenants . . . . . . . . . . . . . . . . . . . . . . .  8
  4.4  Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
  4.5  Consents and Approvals . . . . . . . . . . . . . . . . . . . . . . . .  8
  4.6  [Intentionally Omitted]  . . . . . . . . . . . . . . . . . . . . . . .  9
  4.7  Adverse Changes  . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
  4.8  Title Commitment . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
  4.9  Tax Clearance  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
  4.10 Employment Agreements  . . . . . . . . . . . . . . . . . . . . . . . .  9
  4.11 Compliance Evidence  . . . . . . . . . . . . . . . . . . . . . . . . .  9
  4.12 Stockholder/Partner Approval . . . . . . . . . . . . . . . . . . . . .  9
  4.13 Bank Consent . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
  4.14 Escrow Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

5.     CONDITIONS TO OBLIGATIONS OF THE SELLER ENTITIES AND THE OWNER PARTIES 10
  5.1  Purchase Price . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
  5.2  Representations and Warranties . . . . . . . . . . . . . . . . . . . . 10
  5.3  Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
  5.4  Compliance Evidence  . . . . . . . . . . . . . . . . . . . . . . . . . 10
  5.5  Employment Agreements  . . . . . . . . . . . . . . . . . . . . . . . . 10
  5.6  Necessary Consents . . . . . . . . . . . . . . . . . . . . . . . . . . 10
  5.7  Release of Guaranties, Etc . . . . . . . . . . . . . . . . . . . . . . 11
  5.8  Escrow Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

                                                                       Page
                                                                       ----


6.     REPRESENTATIONS AND WARRANTIES OF THE SELLER ENTITIES AND THE OWNER
  PARTIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
  6.1  Organization and Authority; No Conflict  . . . . . . . . . . . . . . . 11
  6.2  Title  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
  6.3  Capitalization; Validity of Shares . . . . . . . . . . . . . . . . . . 12
  6.4  Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . 13
  6.5  Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
  6.6  Compliance with Laws and Licensure . . . . . . . . . . . . . . . . . . 14
  6.7  Surveys; Cost Reports  . . . . . . . . . . . . . . . . . . . . . . . . 15
  6.8  Facilities; Licensed Bed and Current Rate Schedule . . . . . . . . . . 15
  6.9  Environmental Matters  . . . . . . . . . . . . . . . . . . . . . . . . 16
  6.10 Tangible Property  . . . . . . . . . . . . . . . . . . . . . . . . . . 17
  6.11 Real Property  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
  6.12 Intellectual Property  . . . . . . . . . . . . . . . . . . . . . . . . 19
  6.13 Material Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . 19
  6.14 Books and Records  . . . . . . . . . . . . . . . . . . . . . . . . . . 20
  6.15 Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
  6.16 Absence of Certain Changes or Events . . . . . . . . . . . . . . . . . 21
  6.17 Employee Benefits  . . . . . . . . . . . . . . . . . . . . . . . . . . 23
  6.18 Labor Relations  . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
  6.19 Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
  6.20 Capital Projects . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
  6.21 Conflicts of Interest  . . . . . . . . . . . . . . . . . . . . . . . . 26
  6.22 Brokers and Finders  . . . . . . . . . . . . . . . . . . . . . . . . . 26
  6.23 Entire Business  . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
  6.24 Full Disclosure  . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
  6.25 Securities Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
  6.26 Undisclosed Liabilities  . . . . . . . . . . . . . . . . . . . . . . . 27
  6.27 Accuracy of Representations and Warranties . . . . . . . . . . . . . . 27

7.     BUYER'S REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . . 27
  7.1  Due Organization and Authority . . . . . . . . . . . . . . . . . . . . 27
  7.2  Brokers and Finders  . . . . . . . . . . . . . . . . . . . . . . . . . 28
  7.3  SEC Documents; Financial Statements  . . . . . . . . . . . . . . . . . 28
  7.4  Title to Parent Shares . . . . . . . . . . . . . . . . . . . . . . . . 29
  7.5  Capitalization; Validity of Shares . . . . . . . . . . . . . . . . . . 29

8.     SELLERS' COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . . 29
  8.1  Conduct of Business  . . . . . . . . . . . . . . . . . . . . . . . . . 29
  8.2  Rates; Private Pay . . . . . . . . . . . . . . . . . . . . . . . . . . 31

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                                                                       Page
                                                                       ----


  8.3  Environmental Matters  . . . . . . . . . . . . . . . . . . . . . . . . 31
  8.4  Sales or Transfer Taxes  . . . . . . . . . . . . . . . . . . . . . . . 32
  8.5  Buyer's Relations with Counterparties  . . . . . . . . . . . . . . . . 32
  8.6  Cost Reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
  8.7  No Negotiation . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
  8.8  Change and Use of Name . . . . . . . . . . . . . . . . . . . . . . . . 32
  8.9  Compliance with Securities Laws  . . . . . . . . . . . . . . . . . . . 33
  8.10 Legends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
  8.11 Sellers' Representative  . . . . . . . . . . . . . . . . . . . . . . . 33
  8.12 Waiver of Appraisal Rights . . . . . . . . . . . . . . . . . . . . . . 34
  8.13 Section 338(h)(10) . . . . . . . . . . . . . . . . . . . . . . . . . . 34
  8.14 Notice of Breach; Disclosure . . . . . . . . . . . . . . . . . . . . . 34
  8.15 Management Agreements  . . . . . . . . . . . . . . . . . . . . . . . . 34
  8.16 1995 Financial Statements.   . . . . . . . . . . . . . . . . . . . . . 35
  8.17 Related Party Settlement.    . . . . . . . . . . . . . . . . . . . . . 35

9.     BUYER'S COVENANTS  . . . . . . . . . . . . . . . . . . . . . . . . . . 35

10.    MUTUAL COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
  10.1 Access . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
  10.2 Title and Survey . . . . . . . . . . . . . . . . . . . . . . . . . . . 36
  10.3 Licensure Requirements . . . . . . . . . . . . . . . . . . . . . . . . 36
  10.4 Confidentiality  . . . . . . . . . . . . . . . . . . . . . . . . . . . 37
  10.5 Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37
  10.6 Public Announcements . . . . . . . . . . . . . . . . . . . . . . . . . 37
  10.7 Consents and Approvals . . . . . . . . . . . . . . . . . . . . . . . . 38
  10.8 Cooperation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 38
  10.9 Non-Compete/Non Solicitation . . . . . . . . . . . . . . . . . . . . . 38
  10.10     Bulk Sales Laws . . . . . . . . . . . . . . . . . . . . . . . . . 41

11.    RISK OF LOSS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 41
  11.1 Casualty . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 41
  11.2 Condemnation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 41
  11.3 Material Part  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 42

12.    INDEMNIFICATION; REMEDIES  . . . . . . . . . . . . . . . . . . . . . . 42
  12.1 Survival . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 42
  12.2 Indemnification by Owner Parties . . . . . . . . . . . . . . . . . . . 42
  12.3 Indemnification by Buyer . . . . . . . . . . . . . . . . . . . . . . . 43
  12.4 Limitations on Liability . . . . . . . . . . . . . . . . . . . . . . . 43
  12.5 Procedure for Indemnification -- Third Party Claims . . . . . . . . . .44

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                                                                       Page
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  12.6 Indemnity Escrow . . . . . . . . . . . . . . . . . . . . . . . . . . . 45
  12.7 Special Provision Relating to Academy  . . . . . . . . . . . . . . . . 45

13.    TERMINATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 46
  13.1 Termination Events . . . . . . . . . . . . . . . . . . . . . . . . . . 46
  13.2 Effect of Termination  . . . . . . . . . . . . . . . . . . . . . . . . 47

14.    DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 47
  14.1 Certain Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . 47
  14.2 Other Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . 49
  14.3 Miscellaneous Definitions  . . . . . . . . . . . . . . . . . . . . . . 52

15.    MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 52
  15.1 Successors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 52
  15.2 Further Assurances . . . . . . . . . . . . . . . . . . . . . . . . . . 52
  15.3 Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 52
  15.4 Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . 53
  15.5 Governing Law; Consent to Jurisdiction . . . . . . . . . . . . . . . . 53
  15.6 Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 53
  15.7 Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 53
  15.8 Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 55
  15.9 Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 55
  15.10     Exhibits, Schedules and Due Diligence . . . . . . . . . . . . . . 55
  15.11     Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . 56
  15.12     No Third Party Beneficiaries  . . . . . . . . . . . . . . . . . . 56


Exhibit A --      Transactions; Allocations
Exhibit 4.10A --  ADS Employment Agreement
Exhibit 4.10B --  SSB Employment Agreement
Schedule A --     List of Sellers

                           ACQUISITION AGREEMENT
                           ---------------------


       THIS ACQUISITION AGREEMENT, dated as of June 17, 1996, is by and among ADS/MULTICARE, INC., a Delaware corporation ("Buyer"), the selling
                                                     -----
entities listed on Schedule A (each a "Seller Entity" and collectively, the
                                       -------------
"Seller Entities"), ALAN D. SOLOMONT, DAVID SOLOMONT, AHRON M. SOLOMONT,
 ---------------
JAY H. SOLOMONT, DAVID SOLOMONT and SUSAN S. BAILIS (each an "Owner Party"
                                                              -----------
and collectively the "Owner Parties").  The Seller Entities, the Owner
                      -------------
Parties and the selling stockholders and partners listed on Schedule A who are not Owner Parties are collectively referred to as the "Owners". The
                                                           ------
term "Sellers" includes the Seller Entities and the Owners. Certain terms used herein have the meanings specified in Section 14 of this Agreement.

                           W I T N E S S E T H :
                           - - - - - - - - - -

       WHEREAS, the Seller Entities, inter alia, (i) provide management,
                                     ----- ----
development and consulting services to long-term health care facilities, assisted living facilities and transitional care units (collectively, the "Managed Facilities"), (ii) own, operate or lease long-term health care
 ------------------
facilities located in the Commonwealth of Massachusetts (the "Operated
                                                              --------
Facilities"), and (iii) own certain interests in joint ventures that own,
- ----------
operate,  manage or develop such facilities (the "Joint Venture
                                                  -------------
Facilities," and, together with the Managed Facilities and the Operated
- ----------
Facilities, the "Facilities"); the business conducted by the Seller
                 ----------
Entities is referred to herein as the "Business";
                                       --------

       WHEREAS, the Owners own or control, directly or indirectly, all of the issued and outstanding shares of capital stock and/or the partnership interests of each of the Seller Entities, as more specifically set forth in Schedule A;

       WHEREAS, Sellers desire to sell, transfer and convey or cause to be sold, transferred and conveyed to Buyer, and Buyer desires to purchase from Sellers, all of the Business, pursuant to a number of transactions (each a "transaction") to be structured as any of the following: (a) a merger of certain of the Seller Entities which are corporations with one or more wholly-owned subsidiaries of Buyer (each a "Merged Seller Entity" and
                                            --------------------
collectively, the "Merged Seller Entities") and/or (ii) the transfer by the
                   ----------------------
Owners to one or more wholly-owned subsidiaries of Buyer of all of the issued and outstanding shares of capital stock and any partnership interests held by the Owners in certain of the Seller Entities (each an "Equity Seller Entity" and collectively, the "Equity Seller Entities"),
 --------------------                         ----------------------
each transaction as more specifically set forth in Exhibit A;

       WHEREAS, simultaneously herewith, The Multicare Companies, Inc. ("Parent"), the parent of Buyer, is executing and delivering a guaranty
  ------
(the "Guaranty") pursuant to which Parent is guaranteeing to Sellers
      --------
Buyer's obligations hereunder.

       NOW, THEREFORE, in consideration of the mutual promises set forth herein, the parties hereby agree as follows:

       1.   SALE AND PURCHASE.
            ------------------

            1.1  Transfer of Business.  Subject to the terms and conditions
                 --------------------
of this Agreement, at the Closing, and in the manner more specifically set forth in Exhibit A, Sellers shall sell, convey, assign, transfer and deliver to Buyer, and Buyer shall purchase and accept from Sellers, the Business.

       2.   PURCHASE PRICE.
            --------------

            2.1  Purchase Price.  In consideration for the sale, transfer,
                 --------------
assignment, conveyance and delivery of the Business to Buyer, Buyer hereby agrees to pay Sellers the purchase price of $69,751,000, subject to adjustment as provided in Sections 2.3 (Net Asset Adjustment), 8.3 (Environmental Matters) and 11.1 (Casualty) and 10.11 minus the Indemnification Holdback Amount (the "Purchase Price"). At Closing, Buyer
                                      --------------
shall deliver by wire transfer or certified check in then current Boston clearinghouse funds to the Sellers' Representative (who shall be solely responsible for the disbursement of the Purchase Price to Sellers in accordance with the amounts set forth in Exhibit A) the sum of $59,187,300 (the "Cash Payment") and deliver certificates, free and clear of all Liens
      ------------
and legends (other than legends referred to in Section 8.10), representing 531,507 shares of common stock, par value $.01 per share of Parent (the "Parent Shares"), in such amounts and to such Sellers as is set forth in
 -------------
Exhibit A (the "Stock Payment Amount").  In addition, at the Closing, Buyer
                --------------------
shall deliver to the Escrow Agent $1,000,000 (the "Indemnification Holdback
                                                   ------------------------
Amount") by wire transfer or certified check to the Escrow Agent, which
- ------
amount shall be held and disbursed in accordance with the Escrow Agreement. The Sellers' Representative shall retain as much of the Purchase Price in cash and/or Parent Shares as the Sellers' Representative and Buyer shall mutually agree, no later than 30 days prior to the Closing Date, is necessary to meet reasonably anticipated payments under Section 2.3, such amount and/or Parent Shares to be placed in an escrow determined and arranged by the Sellers' Representative at the Owners' expense. Any funds not required to make the adjustment under Section 2.3 shall be released to the Owners upon final settlement of the adjustments referred to in
Section 2.3.

            2.2  Allocation of Purchase Price.  The Purchase Price shall be
                 ----------------------------
allocated in the manner set forth in Exhibit A. The Seller Entities and the Owner Parties and Buyer agree to prepare and file all federal, state, local and foreign income tax returns and all other filings reflecting the transactions contemplated hereunder on a basis consistent with such allocation, and to cooperate with each other in good faith in preparing any and all statements required to be included in the tax returns, reflecting such allocation.

            2.3  Net Asset Adjustment.
                 --------------------

                 2.3.1     Preparation of Adjusted Closing Balance Sheet;
                           ----------------------------------------------
Arbitration.  Within 60 days following the Closing Date, KPMG Peat Marwick
- -----------
LLP shall deliver or cause to be delivered to Buyer and the Sellers' Representative an audited combining balance sheet of the Seller Entities as at the Closing Date, prepared in accordance with generally accepted accounting principles consistent with the combining balance sheet included in the Audited 1995 Financials (as defined in Section 8.16) (the "Closing Balance Sheet"), except that (a) the "A.D.S." trade name shall be carried on the books of The A.D.S. Group, Inc. at zero; (b) the effect of the payment of up to $2,500,000 in cash bonuses by ADS Management, Inc. shall be eliminated; and (c) all expenses of the Seller Entities in connection with the preparation, execution and performance of this Agreement and the transactions contemplated hereby that have not been expensed since
December 31, 1995, shall be deducted from Shareholders Equity.

       The Closing Balance Sheet shall become final and binding upon the parties unless the Sellers' Representative gives written notice of his disagreement (a "Notice of Disagreement") to Buyer within 20 days following receipt thereof. Any such Notice of Disagreement shall specify in reasonable detail the nature of any disagreement so asserted. During a period of 10 days (as the same may be extended by mutual written agreement of Buyer and the Sellers' Representative, (the "Discussion Period")) following the aforesaid 20-day period, the Buyer and the Sellers' Representative shall attempt to resolve in writing any differences which they may have with respect to any matter specified in any Notice of Disagreement. If at the end of the Discussion Period Buyer and the Sellers' Representative have failed to reach written agreement with respect to all of such disagreements, than all such unresolved disagreements (the "Disputed Matters") shall be submitted to and reviewed by an arbitrator (the "Arbitrator"), which shall be an office outside of Massachusetts or New Jersey of any one of the so-called "Big Six" accounting firms (other then KPMG Peat Marwick LLP) selected by Buyer, with the consent of the Sellers' Representative not to be unreasonably withheld or delayed. If within ten days following the expiration of the Discussion Period the Buyer and the Sellers' Representative have failed to agree upon and engage the Arbitrator, the Arbitrator shall thereupon be selected by the American Arbitration Association (the "AAA"), with preference being given by the AAA in making such selection to an office outside of Massachusetts or New Jersey of any one of the "Big Six" accounting firms (other than KPMG Peat Marwick LLP) which may be agreeable to perform such services. The Arbitrator shall consider only the Disputed Matters. The Arbitrator shall act promptly (and in any event within 30 days of being engaged) to resolve all Disputed Matters and its decision with respect to all Disputed Matters shall be final and binding upon the Sellers and the Buyer. Upon resolution by the Arbitrator of all Disputed Matters, the Arbitrator shall cause to be prepared and shall deliver to the Buyer and the Sellers' Representative the Closing Balance Sheet which shall be final and binding upon the Buyer and the Sellers. As used in this Agreement, the term "Closing Balance Sheet" means the combining adjusted balance sheet of the Seller Entities as at the Closing Date delivered by the Sellers' Representative to the Buyer pursuant to and in accordance with this Agreement, as adjusted in the manner set forth in this
Section 2.3.1 and as further adjusted to reflect any written agreement between the Sellers' Representative and the Buyer with respect thereto and any determination of the Arbitrator with respect thereto.

                 2.3.2     Determination of Post-Closing Adjustments.
                           -----------------------------------------

                      (a) If the amount of the combined shareholders equity reflected on the Closing Balance Sheet ("Closing Equity") is less than $12,702,000 ("December 31 Equity"), then the aggregate Purchase Price shall be reduced by an amount equal to the amount by which Closing Equity is less than December 31 Equity. If the amount of Closing Equity is greater than December 31 Equity, then the Purchase Price shall be increased by such excess.

                      (b) If the amount of Net Liabilities (as defined below) on the Closing Balance Sheet is greater than $31,269,000, then the aggregate Purchase Price shall be reduced by the amount of such excess.
Net Liabilities means (i) accounts payable plus accrued expenses plus short term debt plus long term debt (including current maturities of long term debt) less (ii) cash and cash equivalents.

                 2.3.3     Payment and Allocation of Post Closing
                           --------------------------------------
Adjustment.  The Buyer shall pay  to the Sellers' Representative for
- ----------
payment to the relevant Owners, or the Sellers' Representative shall pay or cause to be paid to the Buyer the amount of the adjustment required under
Section 2.3.2. Such adjustment shall be made not later than on the third business day following final determination of the Closing Balance Sheet. All adjustments shall be appropriately allocated on an entity-by-entity basis and, if applicable, paid to the relevant Owners by the Sellers' Representative and such payment shall be made in cash or in Parent Shares (valued at a price of $19.875 per share) (or in the case of any Seller Entity set forth in Exhibit A where the Purchase Price is payable partially in cash and partially in Parent Shares, then in the same proportion as set forth on Exhibit A), all in a manner consistent with Exhibit A.

                 2.3.4     Expenses of Post-Closing Adjustments.  The fees
                           ------------------------------------
and expenses of the Arbitrator incurred in connection with its review and determination of any Disputed Matter shall be borne one-half by the Buyer an one-half by the Owners.

                 2.3.5     Academy.  Not later than July 10, 1996, the
                           -------
parties hereto shall enter into an agreement regarding the Purchase Price adjustment for Academy(as defined below) and the Seller Entities that own or operate such Facility.

       3.   THE CLOSING; CLOSING DELIVERIES.
            -------------------------------

            3.1  The Closing.  The closing of the transactions contemplated
                 -----------
hereby (the "Closing") shall occur at the offices of Paul, Weiss, Rifkind,
             -------
Wharton &

Garrison, 1285 Avenue of the Americas, New York, NY 10019, on the first business day of the month following the date on which all of the conditions set forth in Articles 4 and 5 shall have been satisfied or waived, or on such other date as the parties hereto may agree in writing (the "Closing
                                                                 -------
Date").
- ----

            3.2  Effective Time.  The Closing shall be deemed effective
                 --------------
(the "Effective Time") for all purposes as of 12:01 a.m. on the Closing
      --------------
Date. The parties shall thereupon execute a form of confirmation of closing in form suitable for filing with the Rate Setting Commission of the Commonwealth of Massachusetts.

            3.3  Deliveries at the Closing.
                 -------------------------

                 3.3.1 At the Closing, the Seller Entities and the Owner Parties shall deliver or cause to be delivered to Buyer the following:

                      (a) a certificate of the Clerk of each Corporation certifying copies of (i) the articles of organization of such Corporation; (ii) the bylaws of such Corporation; (iii) all requisite corporate resolutions or actions of such Corporation approving the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby; and (iv) the identification and signature of each officer of such Corporation executing a document in connection herewith;

                      (b) a certificate of a General Partner of each Partnership certifying copies of (i) the Certificate of Limited Partnership of each such Partnership that is a limited partnership; (ii) the partnership agreement of each Partnership; (iii) all requisite resolutions or actions of such Partnership approving the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby; and (iv) the identification and signature of each partner of such Partnership executing a document in connection herewith;

                      (c) the certificate required by Section 4.11 (Compliance Evidence), duly executed by the chief executive officer, chief operating officer or chief financial officer of each Corporation and the general partner of each Partnership;

                      (d) a survey affidavit in the usual form attesting to the lack of any changes from the surveys provided to Buyer and satisfactory in form and substance to Buyer and the title company, and in a form sufficient to remove the "survey exception" from the title commitment, duly executed by the relevant Seller Entities that own, lease or operate Operated Facilities (each an "Operator Seller Entity" and
                                           ----------------------
  collectively, the "Operator Seller Entities") (it being agreed that if
                     ------------------------
  Buyer's title insurer shall not accept such affidavit but instead require updated surveys, Buyer may, at Buyer's expense, obtain updated land surveys or certifications for such purpose) and an affidavit, duly executed by the relevant Operator Seller Entities, or other items as Buyer's title insurer shall require to issue a "non-imputation" endorsement in connection with the title endorsements referred to in Section 4.8;

                      (e) an assignment of all amounts held by any Seller Entity in trust for the benefit of others in form reasonably satisfactory to Buyer (the "Patients' Trust Funds Assignment"), including patients
                 --------------------------------
  occupying the nursing home beds at the relevant Facility, and a certificate of the respective Seller Entity itemizing all such amounts and for whom they are held and certifying that: (i) such amounts represent all amounts so held by such Seller Entity; and (ii) to the knowledge of such Seller Entity, no person has or may have any claim against such Seller Entity with respect to its custody, management or application of any such amounts;

                      (f) a nonforeign affidavit certifying that no Seller Entity is a "foreign person" under the Code and such other information as may be required under the applicable provisions of the Code, duly executed by the relevant Seller Entity;

                      (g) the Employment Agreements, duly executed by ADS and SSB, as applicable;

                      (h) an opinion of counsel to the Seller Entities and the Owner Parties dated as of the Closing Date in form reasonably acceptable to Buyer;

                      (i) good standing certificates dated the Closing Date (or as reasonably close prior thereto as reasonably practicable) for each Corporation, or the equivalent for each Partnership (to the extent such certificates are available);

                      (j) the Escrow Agreement, duly executed by Buyer, the Seller Entities and Owner Parties and the Escrow Agent;

                      (k) such resignations as Buyer shall request of the officers and directors (other than ADS and SSB) of the Corporations;

                      (l) the stock certificates or partnership interest certificates (if any) representing all of the partnership interests and shares of the Seller Entities being transferred pursuant to this Agreement as set forth on Exhibit A, duly endorsed in blank or accompanied by stock powers duly executed in blank, in proper form for transfer; and

                      (m) such other documents, instruments and agreements as may be reasonably requested by Buyer or as reasonably required to consummate the transactions which are contemplated hereby in a manner consistent with Exhibit A.

                 3.3.2 At the Closing, Buyer shall deliver or cause to be delivered the following:

                      (a) the Purchase Price to Sellers' Representative for disbursement in accordance with Exhibit A;

                      (b) the Parent Shares, representing the Stock Payment Amount to such Persons as is contemplated by Exhibit A;

                      (c)  the officer's certificate required by Section
  5.4;

                      (d) an opinion of counsel to Buyer to the Sellers dated as of the Closing Date in form reasonably acceptable to the Sellers' Representative;

                      (e) a good standing certificate of Parent, Buyer and any subsidiary of Buyer (a "Buyer Subsidiary") which is executing a
                              ----------------
  document in connection with this transaction to the Sellers;

                      (f) the Employment Agreements, duly executed by Parent;

                      (g) a certificate of the Secretary of Buyer and Parent certifying copies of (i) the certificate of incorporation and bylaws of Buyer and of Parent; (ii) the requisite corporate resolutions or actions of Buyer approving the execution and delivery of this Agreement and the transactions contemplated hereby; and of the Parent approving the execution and delivery of the Guaranty and the transactions contemplated thereby; and (iii) the identification and signature of each officer of Buyer and Parent who is executing a document in connection with this transaction; and

                      (h) the Indemnification Holdback Amount, to the Escrow Agent.

            3.4  Modification of Transactions.  Prior to the Closing, Buyer
                 ----------------------------
may modify or amend the structure of the transactions set forth on Exhibit A in order to effect the sale, transfer and conveyance of the Business to Buyer so long as such modification or amendment will not in the reasonable opinion of the Sellers' Representative adversely affect any of the Sellers.

       4.   CONDITIONS TO BUYER'S OBLIGATIONS.  The obligation of Buyer to
            ---------------------------------
consummate the transactions contemplated hereby is conditioned upon the satisfaction, or waiver by Buyer, on or before the Closing Date, of the following conditions:

            4.1  Due Diligence.  Buyer shall have completed its due
                 -------------
diligence review of the Business and shall be satisfied with the results thereof; provided, however, that if Buyer is not so satisfied, Buyer shall
         --------  -------
so notify Seller within 45 business days of the date hereof, whereupon this Agreement, and the rights and obligations of the parties hereunder and otherwise with respect to the transactions contemplated hereby, shall immediately terminate without recourse and be of no further force and effect except as set forth in Section 13.2.

            4.2  Representations and Warranties.  The representations and
                 ------------------------------
warranties of the Seller Entities and the Owner Parties contained in this Agreement, the Schedules or Exhibits hereto or in any certificate delivered by the Seller Entities and the Owner Parties to Buyer in connection with the transactions contemplated hereby shall be true on and as of the Closing Date with the same effect as though such representations and warranties were made on such date.

            4.3  Performance of Covenants.  Sellers shall have performed
                 ------------------------
and complied in all material respects with all of the agreements, covenants and conditions required by this Agreement to be performed or complied with prior to or on the Closing Date.

            4.4  Litigation.  No investigation, suit, action or other
                 ----------
proceeding, or injunction or final judgment relating thereto, shall be threatened or pending on the Closing Date before any court or Governmental Authority in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby or which has or may have, in the reasonable opinion of Buyer, a material adverse effect on the assets, properties, business or condition (financial or otherwise) of the Business.

            4.5  Consents and Approvals.  Buyer shall have received the
                 ----------------------
consent or approval of all Governmental Authorities and of the parties to any Contract and all Licenses, necessary or appropriate to consummate the transactions contemplated hereby and to own and operate the Business, including, without limitation, all necessary or appropriate certificates from Governmental Authorities to enable Buyer to act as a provider of health care services eligible for reimbursement under Medicare, Medicaid and similar programs. Buyer understands that under applicable law, the Department of Public Health of Massachusetts will not issue new licenses to the Joint Venture Facilities on the Closing Date; instead the filing of applications for original licensure with respect to the Operated Facilities and the Joint Venture Facilities will have "the effect of a license" until new licenses are so issued. Furthermore, the Division of Medicaid Assistance of the Commonwealth of Massachusetts will not issue a so-called Medicaid provider agreement to the Joint Venture Facilities on the Closing Date; instead, applications for Medicaid provider agreements are to be filed on or about the Closing Date and the Medicaid provider agreements would be expected to be issued in ordinary course.

            4.6  [Intentionally Omitted].
                  ---------------------

            4.7  Adverse Changes.  There shall not have been any material
                 ---------------
adverse change in the assets, properties, condition (financial or otherwise), prospects or results of operations of the Business from December 31, 1995 to the Closing Date, nor shall there exist any condition which could reasonably be expected to result in such an adverse change.

            4.8  Title Commitment.  Buyer shall have received endorsements
                 ----------------
updating existing title insurance policies held by the Seller Entities or the Owner Parties acceptable to Buyer and in such amounts as Buyer shall require, at its expense and dated the Closing Date, insuring that upon the Closing the relevant Seller Entities will own good and marketable fee simple title to the Owned Real Property, free and clear of all Liens other than Permitted Encumbrances.

            4.9  Tax Clearance.  The Seller Entities shall have obtained
                 -------------
and delivered to Buyer evidence of all applicable Massachusetts tax clearances.

            4.10 Employment Agreements.  Each of ADS and SSB shall have
                 ---------------------
executed and delivered to Buyer an employment agreement substantially in the form of Exhibit 4.10A and Exhibit 4.10B, respectively (each, an "Employment Agreement" and collectively, the "Employment Agreements").
 --------------------                         ---------------------

            4.11 Compliance Evidence.  Buyer shall have received such
                 -------------------
certificates, opinions, documents and information as it may reasonably request in order to establish satisfaction of the conditions set forth in this Article 4, including, without limitation, all documents required to be delivered to Buyer under Section 3.3.1 and a certificate certifying the matters set forth in Sections 4.2, 4.3, 4.4, 4.5, 4.6 and 4.7, signed by an officer of or the general partner of the respective Corporation or Partnership. All certificates, opinions, documents and other papers to be delivered by Sellers and all other matters to be accomplished prior to or at the Closing shall be reasonably satisfactory to Buyer and its counsel.

            4.12 Stockholder/Partner Approval.  This Agreement and the
                 ----------------------------
transactions contemplated hereby and as set forth in Exhibit A shall have been approved and adopted by the requisite vote of stockholders of each Corporation and the requisite consent or approval of the general and/or limited partners of each Partnership.

            4.13 Bank Consent.  Parent shall have obtained  on terms
                 ------------
satisfactory to Parent the consent of the banks who are party to Parent's Second Amended and Restated Credit Agreement (as the same may hereafter be amended or refinanced in a manner not adverse to the transactions contemplated hereby) to the consummation of the transactions contemplated hereby.

            4.14 Escrow Agreement.  The Sellers' Representative and the
                 ----------------
Escrow Agent shall have executed and delivered to Buyer the Escrow
Agreement.

       5.   CONDITIONS TO OBLIGATIONS OF THE SELLER ENTITIES AND THE OWNER
            --------------------------------------------------------------
PARTIES.  The obligation of the Seller Entities and the Owner Parties to
- -------
consummate the transactions contemplated hereby is conditioned upon the satisfaction, or waiver by the Sellers' Representative, on or before the Closing Date, of the following conditions:

            5.1  Purchase Price.  The Sellers' Representative shall have
                 --------------
received the Cash Payment and the Parent Shares representing the Stock Payment Amount and Buyer shall have deposited with the Escrow Agent the Indemnification Holdback Amount.

            5.2  Representations and Warranties.  The representations and
                 ------------------------------
warranties of Buyer contained in this Agreement, the Schedules or Exhibits hereto or in any certificate or document delivered by Buyer to Sellers in connection with the transactions contemplated hereby shall be true on and as of the Closing Date with the same effect as though such representations and warranties were made on such date.

            5.3  Litigation.  No investigation, suit, action or other
                 ----------
proceeding, or injunction or final judgment relating thereto, shall be threatened or pending on the Closing Date before any court or Governmental Authority in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby or which has, or may have, in the reasonable opinion of the Seller's Representative a material adverse effect on the assets, properties or condition (financial or otherwise) of Parent.

            5.4  Compliance Evidence.  Sellers shall have received such
                 -------------------
certificates, opinions, documents and information as the Sellers' Representative may reasonably request in order to establish satisfaction of the conditions set forth in this Article 5, including, without limitation, all documents required to be delivered to Sellers under Section 3.3.2 and a certificate certifying the matters set forth in Sections 5.2, 5.3 and 5.9, signed by the President or any Vice President of Buyer. All certificates, documents and other papers to be delivered by Buyer and all other matters to be accomplished prior to or at the Closing shall be reasonably satisfactory to the Sellers' Representative.

            5.5  Employment Agreements.  Parent shall have executed and
                 ---------------------
delivered to ADS and SSB, respectively, the Employment Agreements.

            5.6  Necessary Consents.  The obligations of the Seller
                 ------------------
Entities and the Owner Parties to complete certain of the transactions contemplated hereby are subject to the obtaining of certain necessary consents, all as set forth on Schedule 5.6 and in Section 10.7.

            5.7  Release of Guaranties, Etc.  With respect to any
                 --------------------------
indebtedness of the Seller Entities not repaid by or on behalf of Buyer at Closing and any indebtedness of any Joint Venture Facility for which any Owner is liable, the relevant Owners shall have obtained releases of any guaranty made by such Owner in connection with, or other liability of such Owner under, any indebtedness of any Seller Entity (or any Joint Venture Facility) and of any collateral not relating to the Business or, despite the reasonable best efforts of Buyer any such release cannot be so obtained, such Owner shall have received indemnification from Buyer, reasonably satisfactory to the Sellers' Representative for such guaranty, liability or collateral.

            5.8  Escrow Agreement.  Buyer and the Escrow Agent shall have
                 ----------------
executed and delivered to the Sellers' Representative the Escrow Agreement.

       6.   REPRESENTATIONS AND WARRANTIES OF THE SELLER ENTITIES AND THE
            -------------------------------------------------------------
OWNER PARTIES.  Each Owner Party and Seller Entity represents and warrants
- -------------
to Buyer, with respect to each Seller Entity as follows: (it being understood that (i) each Owner Party is making the representations and warranties set forth in Sections 6.1 (Organization and Authority; No Conflict), 6.2 (Title), 6.3 (Capitalization) and 6.25 (Securities Laws) as to the Owner Parties only with respect to such Owner Party; (ii) each Owner Party is making representations and warranties respecting the Seller Entities of which it is, directly or indirectly, an Owner; but the liabilities of all the Owner Parties that directly or indirectly own a Seller Entity are joint and several with respect to such Seller Entity and
(iii) the liability of the Owner Parties other than SSB, ADS and his brothers David Solomont and Ahron Solomont shall be limited in the manner set forth in Section 12.6)

            6.1  Organization and Authority; No Conflict.
                 ---------------------------------------

                 6.1.1 Each Seller Entity is a partnership or corporation duly organized and validly existing and each such Corporation is in good standing under the laws of its state of organization. Each Seller Entity is qualified or licensed to do business in the Commonwealth of Massachusetts and in each other jurisdiction where the character of its assets or the nature of that portion of the Business currently conducted by it makes such qualification or licensing necessary. Each Seller Entity has all requisite power to own, operate and manage that portion of the Business currently conducted by it or lease its assets and to carry on that portion of the Business.

                 6.1.2 The Seller Entities and the Owner Parties have full power and authority to enter into this Agreement and to perform their respective obligations hereunder. This Agreement, and each other agreement or document to be delivered by Sellers in connection herewith, has been (or at the Closing, will be) duly authorized and approved by all necessary action of the respective Seller, have been (or at the Closing, will be) duly executed and delivered by the respective Seller and are (or at the Closing, will be) valid and legally binding obligations of the respective Seller, enforceable against each of them in accordance with their terms.

                 6.1.3 Except as set forth in Schedule 6.1.3, and only to the knowledge of any of the Seller Entities or the Owner Parties with respect to Sellers who are not Seller Entities or Owner Parties, the execution, delivery, and performance of this Agreement, and each other agreement and document to be delivered by Sellers in connection herewith, and the consummation of the transactions contemplated hereby and thereby (including, without limitation, the transfer of the Business to Buyer), does not and will not (i) violate any provision of the relevant agreement of partnership, the articles of organization or bylaws or any other agreement, document or instrument to which the relevant Seller or any of its general or limited partners is a party; (ii) require the relevant Seller to obtain any consent, approval, or action of, or make any filing with or give any notice to, any Governmental Authority or any other Person;
(iii) violate, conflict with, or result in the breach of any of the terms of, result in a material modification of, or otherwise cause the termination of or give any other contracting party the right to terminate or cause the acceleration of the maturity of any debt or obligation pursuant to, or result in the creation or imposition of any Lien upon any property or assets of the Business under, or constitute (or with notice or lapse of time or both constitute) a default under, any agreement, lease, commitment or other binding arrangement to which the relevant Seller is a party or by or to which the relevant Seller or any Facility is bound or subject; (iv) violate any order or decree of any Governmental Authority against or binding upon the relevant Seller or any Facility; (v) violate any statute or law or regulation of any Governmental Authority; or
(vi) violate or result in the revocation or suspension of any License.

            6.2  Title.  Except as set forth in Schedule 6.2, each Seller
                 -----
Entity has good and marketable title to its assets, free and clear of all Liens, except for Permitted Encumbrances. At the Closing, the Seller Entities and the Owner Parties will cause Sellers to transfer to Buyer good and marketable title to the Business, free and clear of all Liens, except for Permitted Encumbrances. Except as set forth in Schedule 6.2, no Person has any option or any right capable of becoming an option for the purchase of the Operated Facilities, the Business, the Joint Venture Facilities (or Sellers' interest therein) or, to the knowledge of the Seller Entities and the Owner Parties, any Managed Facilities or any other person's interest in any Joint Venture Facility.

            6.3  Capitalization; Validity of Shares.  The authorized and
                 ----------------------------------
issued shares of capital stock and other ownership interests of each Seller Entity are as set forth on Schedule A and the shares of each Seller Entity outstanding are as set forth on Schedule A. Except as set forth on
Schedule 6.3, all issued and outstanding capital stock or other ownership interests of each Seller Entity as set forth on Schedule A is owned by the Owner Parties, (or to the knowledge of any of the Seller Entities or the Owner Parties, the Owners other than the Owner Parties), free and clear of any Liens. All of the outstanding shares of capital stock and the partnership interests of the Seller Entities are duly authorized and validly issued, fully paid and nonassessable. Except as set forth on
Schedule 6.3, no other class of capital stock or other ownership interests of any Seller Entity is authorized or outstanding. Except as set forth on
Schedule 6.3, there are no existing options, rights, subscriptions, warrants, unsatisfied preemptive rights, calls or commitments to which any

Seller Entity or Owner Party (or to the knowledge of any of the Seller Entities or the Owner Parties, the Owners other than the Owner Parties) is a party or is bound of any character relating to the authorized and unissued capital stock or partnership interests of any Seller Entity or to any securities or obligations convertible into or exchangeable for, or giving (except for this Agreement) any Person any right to subscribe for or acquire from any Seller any shares of capital stock of or interest in any Seller Entity and no such convertible or exchangeable securities or obligations are outstanding.

            6.4  Financial Statements.  The Seller Entities and the Owner
                 --------------------
Parties have delivered or caused to be delivered to Buyer the combined financial statements of the Seller Entities listed on Schedule 6.4 for the fiscal years ended December 31, 1995, 1994 and 1993 and for the three-month period ended March 31, 1996. Not later than the Closing, the Seller Entities and the Owner Parties shall have delivered or caused to be delivered to Buyer monthly financial statements of each such Seller Entity for each month that has ended after such three-month period but prior to the Closing Date, in each case not later than 30 days following month-end. All of the foregoing financial statements (collectively, the "Financial
                                                              ---------
Statements") fairly present, and will fairly present, the financial
- ----------
condition and results of operations of the Business on the dates and for the financial periods then ended, in accordance with generally accepted accounting principles which have been, and will be, applied on a basis consistent with prior periods, except in the case of monthly statements for the absence of footnotes and subject to normally recurring year-end adjustments. The balance sheet as of December 31, 1995 included in the Financial Statements includes an estimated net liability (net of estimated receivables and estimated payables) of approximately $860,000 for potential overpayment and claims due to government and other third party payors at December 31, 1995.

            6.5  Litigation.  Except as set forth in Schedule 6.5, there
                 ----------
are no actions, suits or legal, administrative, arbitration or other proceedings pending or, to the knowledge of any of the Seller Entities or the Owner Parties, threatened against any Seller or any Facility before or by any Governmental Authority, nor, to the knowledge of any of the Seller Entities or the Owner Parties are there any governmental investigations pending or threatened, which if adversely determined would materially and adversely affect the assets, properties, condition (financial or otherwise), prospects or results of operations of the Business (a "Material
                                                                   --------
Adverse Effect") or which challenge the validity of, or seeks damages
- --------------
arising out of the execution, delivery or performance of, this Agreement, and to the knowledge of any of the Seller Entities or the Owner Parties no basis exists for any such action. No Seller Entity or Owner Party (or to the knowledge of any of the Seller Entities or the Owner Parties, any Owner other than the Owner Parties) is a party to or subject to any judgment, order, writ, injunction, decree or award of any Governmental Authority.

            6.6  Compliance with Laws and Licensure.
                 ----------------------------------

                 6.6.1 Each Facility is (i) operating and functioning as a nursing or long-term care facility, (ii) fully licensed by the Commonwealth of Massachusetts Department of Health or has a current determination of need in force, for the number and licensed categories of beds set forth in
Schedule 6.6.1 and no such license is less than a standard license or is a provisional license, and (iii) certified as eligible for participation under the Medicaid and Medicare programs. No Facility is subject to any "fast track" or other license or certification actions or to any ban on admission and no such actions are pending or, to the knowledge of any of the Seller Entities or the Owner Parties, threatened against any Seller Entity or any Facility.

                 6.6.2 No Seller Entity or Owner Party is, in connection with the ownership or operation of any Facility or the Business, in violation of any law, regulation, order or decree of any Governmental Authority, except for such violations that individually or in the aggregate do not have a Material Adverse Effect, and none of the Seller Entities and the Owner Parties is aware of any notice of violation or alleged violation of any such law, regulation, order or decree, or any pending proceeding, action or investigation with respect thereto. Each Facility and the Business are in compliance with all applicable legal requirements other than those waived in writing, including, without limitation, all life safety codes, except for such violations that individually or in the aggregate would not have a Material Adverse Effect. Attached hereto as
Schedule 6.6.2 are copies of any certifications or waivers issued by the United States Department of Health and Human Services with respect to each Facility and copies of the latest surveys upon which such certifications or waivers were issued. Except as set forth in Schedule 6.6.2, there are no facts or conditions which will have an adverse effect upon the licensure or certification of any Facility.

                 6.6.3 Each Seller Entity has obtained all material Licenses that are necessary or appropriate for the operation of the Facilities. All such Licenses are listed in Schedule 6.6.3 and are in full force and effect, and no violation has been recorded or, to the knowledge of any of the Seller Entities or the Owner Parties, alleged in respect of any such License which has not been cured or corrected. Except as set forth on Schedule 6.6.3, the transfer of the Facilities and the Business to Buyer and the operation of the Facilities by Buyer after the Closing in the manner in which they are currently operated will not require the transfer of any License that may not be transferred to Buyer without the consent or approval of any Governmental Authority or other Person.

                 6.6.4 Any and all patient trust funds held, maintained or administered by or on behalf of the Seller Entities or any Facility have been (as to Managed Facilities, limited to the period of a Seller Entities' management and excluding Facilities covered by management agreements under which the Seller Entities as managers do not have responsibility for administering or maintaining such funds), and presently are, held, maintained or administered in full compliance with all applicable laws, rules and regulations. The books and records of any such Facility relating to patient trust fund accounts are true and correct. At the Closing, the relevant Seller Entities shall execute and deliver the Patients' Trust Funds Assignment and transfer the trust funds and the records pertaining thereto to Buyer; it being understood that Buyer shall take no responsibility nor assume any obligation for any patient trust fund with a negative balance. It is understood by the parties that the funds in the trust accounts are not the property of the Seller Entities, and are not included in the Purchase Price. A list of the account balances for each patient's trust fund to be updated at the Closing is attached hereto as Schedule 6.6.4.

            6.7  Surveys; Cost Reports.
                 ---------------------

                 6.7.1 The Seller Entities and the Owner Parties have delivered, or caused to be delivered, to Buyer complete and accurate copies of all of the survey or inspection reports made with respect to the Facilities during the calendar years 1994 and 1995 and will deliver complete and accurate copies of such reports made with respect to the Facilities through the Closing Date by any Governmental Authority or otherwise. All exceptions, deficiencies, violations or other indications of lack of compliance in such reports have been fully corrected and there are no bans on admission or licensure curtailments outstanding or, to the knowledge of any of the Seller Entities or the Owner Parties, threatened as a result of any such inspections.

                 6.7.2 The Seller Entities and the Owner Parties have timely filed, or caused to be timely filed, all required cost reports with respect to Medicaid and Medicare. The Seller Entities and the Owner Parties have delivered, or caused to be delivered, to Buyer all such cost reports for Medicaid and Medicare and all other rate compensation and reimbursement reports, audits and schedules prepared or issued by, or filed with, any Governmental Authority or private payor with respect to the operations of the Operated Facilities and Joint Venture Facilities for the last three years and each such report relating to an Operated Facility or Joint Venture Facility is complete and accurate in all material respects.
Schedule 6.7.2 hereto sets forth the status of any open cost reporting periods, pending reimbursement appeals, and reimbursement payment rates for the last three years with respect to any Governmental Authority or other third party payor. No Seller Entity is responsible for the preparation or submission of cost reports at any Managed Facility.

            6.8  Facilities; Licensed Bed and Current Rate Schedule.
                 --------------------------------------------------
Schedule 6.8 sets forth (i) a list of the Facilities (specifying the respective Seller Entity's percentage interest in each Facility and whether each Facility is owned, leased, operated or managed and by which Seller Entity) and the number of licensed long-term care beds and certified assisted living beds and units at each Facility, (ii) the current rates charged by each Facility to its residents, (iii) the number of beds or units presently occupied in, and the occupancy percentage at, each Facility, including the current rates charged by each Facility for each such occupied bed or unit and (iv) the most recent week census and year to date census for Medicare, Medicaid and private pay patients. As used herein, the term "private pay" shall mean a resident for whom payment is not made by Medicare or Medicaid (and not including any "pending" patient).

            6.9  Environmental Matters.
                 ---------------------

                 6.9.1 Except as to matters that will not have a Material Adverse Effect, the Seller Entities' ownership and operation of the Business is and has been in compliance with all Environmental Laws and the Seller Entities or the Facilities, as applicable, have obtained all Licenses necessary or required under all applicable Environmental Laws for the ownership and operation of the Business and the conduct of Business at each Facility, all such approvals are in effect, no action to revoke or modify any of such approvals is pending, and the ownership and operation of the Facilities and the Business is and has been in compliance with all terms and conditions thereof; provided, however, with respect to any
                              --------  -------
Managed Facility, the representation set forth in the immediately preceding sentence is made to the knowledge of the officers of the Seller Entity managing such Facility and of the administrators of such Managed Facility. To the knowledge of any of the Seller Entities or the Owner Parties, there is not now pending or threatened any claim or investigation by any Governmental Authority or any other Person concerning the Seller Entities' or the Facilities' potential liability under Environmental Laws in connection with its ownership or operation of the Business. Except as set forth on Schedule 6.9.1, there has not been at any time a reportable release or threatened release of any Hazardous Substance at, upon, in, or under any Operated Facility or Joint Venture Facility or, to the knowledge of the officers of the Seller Entity managing such Managed Facility or the administrator thereof, any Managed Facility. No part of the Real Property has been or is used as a treatment, storage or disposal facility for Hazardous Substances, and no Hazardous Substances are present on the Real Property (except for Hazardous Substances (i) used, stored or disposed of in compliance with applicable Environmental Laws in the permitted day-to-day operations of the Business; (ii) with respect to which there is not and will not be an obligation pursuant to Environmental Laws to provide notice to any Person or entity or to conduct investigation or remediation; and
(iii) the presence of which does not result in a limitation on the use of the Real Property).

                 6.9.2 Sellers have (i) provided to Buyer all material information, data, test results, records, notices, disclosures, reports and history in Sellers' possession or control with respect to the Real Property, including all material correspondence with any Governmental Authority, concerning any and all past and/or present health, safety and/or environmental issues or concerns, and (ii) made all material disclosures, including notice of a release or threatened release of a Hazardous Substance into the environment, required under any Environmental Law; provided, however, with respect to any Managed Facility, the representation
- --------  -------
set forth in clause (ii) is made to the knowledge of the officers of the Seller Entity managing such Managed Facility and of the administrators of such Managed Facility.

                 6.9.3 Except as to matters that will not have a Material Adverse Effect, no circumstances or conditions exist that have a reasonable likelihood of resulting in any Damages arising under any Environmental Law; provided, however, with respect to any Managed Facility, the representation
- --------  -------
set forth in this sentence is made to the knowledge of the officers of the Seller Entity managing such Managed Facility and of the administrators of such Managed Facility.

            6.10 Tangible Property.
                 -----------------

                 6.10.1 Schedule 6.10.1 contains each Seller Entity's depreciation ledger of all machinery, equipment, fixtures, motor vehicles and other tangible personal property owned by the Seller Entity (collectively, "Owned Tangible Property"). Except as set forth on
                -----------------------
Schedule 6.10.1, each Seller Entity has good title to all Owned Tangible Property free and clear of all Liens, except for Permitted Encumbrances.

                 6.10.2 Schedule 6.10.2 contains a list as of the date indicated in such schedule of (i) all machinery, equipment, fixtures and other tangible personal property owned by another Person subject to any capital lease or rental agreement to which any Seller Entity is a party and which requires annual payments by any Seller Entity in excess of $10,000 per year (collectively, "Leased Tangible Property") and (ii) a list of the
                         ------------------------
leases of the Leased Tangible Property (the "Tangible Property Leases").
                                             ------------------------
Each of the Tangible Property Leases is in full force and effect and constitutes a valid and binding obligation of such Seller Entity and, to the best of such Seller Entity's knowledge, the other party thereto. No Seller Entity is in, or alleged to be in, breach or default under, any of the Tangible Property Leases and, to the best of the Seller Entity's knowledge, no other party to any of the Tangible Property Leases is in breach or default thereunder, and no event has occurred and no condition or state of facts exists (other than the transactions contemplated hereby to the extent set forth on Schedule 6.1.3) which, with the passage of time or the giving of notice or both, would constitute such a default or breach by such Seller Entity or, to the best of such Seller Entity's knowledge, by any such other party.

                 6.10.3 All Owned Tangible Property and all Leased Tangible Property (collectively, the "Tangible Property") is in
                                      -----------------
satisfactory operating condition, and is suitable for the purposes for which it is used. No Tangible Property has been removed (and not replaced in substantial respects) from use in the Business since December 31, 1995, except for inventory and supplies consumed in the ordinary course of business. A sufficient amount of supplies are on hand at the Facilities to meet all requirements of any Governmental Authority and since December 31, 1995, there has been no continuing reduction in the levels of supplies stocked at the Facilities.

            6.11 Real Property.
                 -------------

                 6.11.1 Schedule 6.11.1 describes all real property owned by the Seller Entities (the "Owned Real Property") and the Seller Entities
                             -------------------
will at the Closing convey to Buyer good and marketable title to all of the Owned Real Property, free and clear of all Liens other than (i) municipal and zoning ordinances; (ii) recorded easements for public utilities and other services serving the Real Property which do not detract from the value or materially interfere with the current use of the properties affected thereby; (iii) Liens for

Taxes not yet due and payable, none of which interfere with the use or occupancy of any of the Owned Real Property; (iv) statutory liens incurred in the ordinary course of business consistent with past practice that are not yet delinquent; and (v) recorded easements, rights of way and other non-monetary Liens that do not detract from the value or materially interfere with the current use of the properties affected thereby (collectively, the "Permitted Encumbrances"). All of the Real Property is
                    ----------------------
occupied by a Seller Entity and not by any tenants or other occupants (other than Facility residents or activities established for the benefit of Facility residents). Except as set forth on Schedule 6.11.1, no Owned Real Property is subject to any lease or sublease.

                 6.11.2 Schedule 6.11.2 contains a list of all leases, licenses or other agreements (collectively, the "Leases") pursuant to which
                                                 ------
any Seller Entity uses or occupies or has the right to use or occupy now or in the future or to which any Seller Entity leases any real property (other than Managed Facilities) from a third party (the "Leased Real Property"
                                                  --------------------
and, together with the Owned Real Property, the "Real Property") true and
                                                 -------------
correct copies of which have been delivered to Buyer. All of the Leases are valid, binding and enforceable in accordance with their terms, and are in full force and effect; there are no existing defaults (or events which, with notice or lapse of time or both, would constitute a default) by such Seller Entity or any other party thereunder; and not later than the Closing Date, all lessors under the Leases shall have consented to the consummation of the transactions contemplated hereby, to the extent that the applicable lease requires such consent, without requiring modification in the rights or obligations of the tenant under such Leases. The relevant Seller Entity enjoys peaceful possession of the Leased Real Property and except as set forth on Schedule 6.11.2 no sublease by such Seller Entity of any Leased Real Property is currently in effect. Such Seller Entity's leasehold interests are subject to no Lien, other than Permitted Encumbrances created by such Seller Entity. No Owned Real Property, and to the knowledge of any of the Seller Entities or the Owner Parties, no Leased Real Property, is in a special flood zone area as designated by any Governmental Authority.

                 6.11.3 The continued existence, use, occupancy and operation of the Real Property and the respective Seller Entity's right and ability to repair and/or rebuild the same following damage or destruction by fire or other casualty, is not dependent on the granting of any special permit, exception, approval or variance (except in instances where applicable zoning laws prohibit any such repairs and rebuildings). To the knowledge of the Seller Entities and the Owner Parties, there are no planned or commenced public improvements, including, without limitation, any roadwork or road change, which may result in special assessments or otherwise affect any of the Real Property. No condemnation proceeding affecting any of the Real Property or any portion thereof and no sale or other disposition of any of the Real Property or any portion thereof in lieu of condemnation is pending, or, to the knowledge of any of the Seller Entities or the Owner Parties, threatened or contemplated. Each Facility has direct (or other lawful) access to a public street adjoining the parcel of land on which such Facility is situated over the driveways and accessways currently being used in connection with the use and operation of such Facility. No Facility nor any portion thereof is dependent for its access, operation or utility on any land, building or other improvement not included in the Real Property.

                 6.11.4 There is no order or violation notice from any Governmental Authority requiring repair, alteration or correction of any existing condition or any of the Real Property. To the knowledge of the Seller Entities and the Owner Parties, there is no structural or mechanical defect adversely affecting any of the Real Property, including, without limitation, inadequacy for normal use of electrical or mechanical systems, sanitary disposal systems and wells or unsafe drinking water according to standards established by any Governmental Authority. To the knowledge of the Seller Entities and the Owner Parties, all such electrical or mechanical systems, sanitary disposal systems and wells are in good working order.

                 6.11.5 Attached hereto as Schedule 6.11.5 are true and correct copies of the most recent real estate Tax bills for each Owned or Joint Venture Facility. The assessed value of each such Facility is set forth in Schedule 6.11.5 and reflects the current state of completion and condition of such Facility except for renovations made in the ordinary course of business. Except as set forth in Schedule 6.11.5, no certiorari or other proceedings have been instituted contesting the assessed value of any such Facility. The Seller Entities have no knowledge of any pending or contemplated reassessment of any Facility or any portion thereof.

            6.12 Intellectual Property.  Schedule 6.12 sets forth a list of
                 ---------------------
all Intellectual Property including Trade Names used by the Seller Entities and the Owner Parties in connection with the Business. No Seller Entity is infringing upon any intellectual property rights of any other Person, nor to the knowledge of the Seller Entities or the Owner Parties, is any other Person infringing on any Seller Entity's rights in respect of such Intellectual Property.

            6.13 Material Contracts.  Schedule 6.13 lists all contracts,
                 ------------------
agreements, leases and instruments, whether oral or written, including all modifications, amendments and waivers thereto, to which any Seller Entity is a party or by which the Business is bound except those, other than management or consulting agreements, that require annual payments by any Person of less than $10,000 and are otherwise not material to such Seller Entity (collectively, the "Contracts"), complete copies of which have been
                           ---------
delivered or will be delivered within 10 days after execution of this Agreement to Buyer. Except as set forth in Schedule 6.13, (a) all Contracts are in full force and effect and are valid and enforceable in accordance with their respective written terms; (b) no Seller Entity is, nor to the knowledge of any of the Seller Entities or the Owner Parties is any other party thereto, in default under any such Contracts and no event, occurrence, condition or act now exists or, upon the consummation of the transactions contemplated hereby will exist which, with the giving of notice or the lapse of time or both, would give rise to a default thereunder on the part of any Seller Entity or any other party thereto or would give rise to the right of any party or parties thereto to cancel or terminate thereunder; (c) there are no anticipated cancellations or terminations of any such Contracts and there are no material outstanding disputes thereunder; (d) except as set forth in Schedule 6.13, no consent or approval of any party or parties thereto is required for the consummation of the transactions contemplated hereby; and (e) no officer, director, stockholder, subsidiary or Affiliate of any Seller Entity (other than another Seller Entity) has any financial interest, whether direct or indirect, in any such Contracts. Schedule 6.13 sets forth each management agreement and each development agreement to which any Seller Entity is a party or is bound. Except as set forth on Schedule 6.13 or in the ordinary course of business consistent with past practice, no Seller Entity has or is bound by any agreements with any patients or prospective patients which obligate or would obligate such Seller Entity to provide skilled nursing services at rates below such Seller Entity's current and standard rates for similar services or which are for terms longer than one month.

            6.14 Books and Records.  The books and records of the Seller
                 -----------------
Entities made available to Buyer set forth in all respects all transactions affecting the Business, and such books and records have been properly kept and maintained in a manner consistent with sound business practice and are complete and correct in all material respects. For purposes of the foregoing, Buyer acknowledges that the representations concerning the Financial Statements are set forth in Section 6.4 and not in this
Section 6.14.

            6.15 Taxes.
                 -----

                      (a) All Taxes required to be paid by or with respect to all of the Seller Entities on or before the date hereof have been timely paid, and any Taxes required to be paid by or with respect to all of the Seller Entities after the date hereof and on or before the Closing Date shall be paid before delinquent.

                      (b) All Tax Returns and other tax reports required to be filed by or with respect to the Seller Entities on or before the date hereof have been timely filed. All Tax Returns required to be filed by or with respect to the Seller Entities after the date hereof and on or before the Closing Date shall be prepared and timely filed, in a manner consistent with prior years and applicable laws and regulations.

                      (c) No penalties or other charges are or will become due with respect to the late filing of any Tax Return of any Seller Entity or payment of any Tax of any Seller Entity required to be filed or paid on or before the Closing Date.

                      (d) With respect to all Tax Returns of the Seller Entities, (i) the statute of limitations for the assessment of Taxes has expired with respect to all periods ending on or before December 31, 1991;
(ii) except as set forth on Schedule 6.15(d), no audit is in progress and no extension of time is in force with respect to any date on which any Tax Return was or is to be filed and no waiver or agreement is in force for the extension of time for the assessment or payment of any Tax; and (iii) there is no unassessed deficiency proposed or threatened against any Seller Entity.

                      (e) No audits are in progress with respect to the Tax Returns of the Seller Entities for each fiscal year for which the statute of limitations has not expired.

                      (f) No state, county, local and foreign Tax audits are in progress with respect to the Tax Returns of the Seller Entities for each fiscal year for which the statute of limitations has not expired, including the amounts of any deficiencies or additions to Tax, interest and penalties that have been made or proposed, and the amounts of any payments made by any Seller Entity with respect thereto. Each state, county, local and foreign Tax Return filed by or with respect to any Seller Entity for which the state, county, local or foreign Tax audit has not been completed accurately reflects the amount of its liability for Taxes thereunder and makes all disclosures required by applicable provisions of law.

                      (g) None of the Seller Entities knows of any material adverse change in the rates or basis of assessment of any Tax (other than Federal income tax) effective for the fiscal years ending December 31, 1995 or December 31, 1994, of the Seller Entities.

                      (h) Reserves and provisions for Taxes accrued but not yet due on or before the Closing Date reflected in the Financial Statements will be adequate as of the Closing Date, in accordance with generally accepted accounting principles.

                      (i) None of the Seller Entities will have any liability on or after the Closing Date under any tax sharing agreement to which any of them have been a party, and all such tax sharing agreements in effect before the Closing Date shall terminate and be of no further force and effect as of the Closing Date.

                      (j) There are no Liens for Taxes on the assets of the Seller Entities except for Liens for current Taxes not yet due.

                      (k) None of the Seller Entities has at any time consented under Section 341(f)(1) of the Code to have the provisions of
Section 341(f)(2) of the Code apply to any sale of its stock.

            6.16 Absence of Certain Changes or Events.  Except as set forth
                 ------------------------------------
on Schedule 6.16, since December 31, 1995 and except as contemplated by this Agreement, no Seller Entity has:

                      (a)  sold or committed to sell or assigned,
transferred or leased any assets of the Business, except in the ordinary course of business consistent with prior practice;

                      (b) made or suffered any amendment or termination of any Contract, commitment or lease to which it is a party or by which it is bound and which relates to the operations of the Business, whether any such amendment resulted from written agreement, course of dealing, or operation of law other than (i) any such Contract, commitment or lease entered into in the ordinary course of business consistent with prior practice involving expenditures of not more than $25,000 or (ii) Contract, commitment or lease that, pursuant to their terms are cancelable by a Seller Entity without penalty on 30 days (or fewer) notice;

                      (c) suffered any damage, destruction or loss, not fully covered by insurance, which materially and adversely affects the business, operations, assets or properties of the Business;

                      (d) received notice or otherwise had knowledge of any actual or potential labor trouble, strike or other occurrence, event or condition of any similar character which has had or might have an adverse effect on the operations of the Business;

                      (e) made or granted (other than in the ordinary course consistent with past practice) any increase with respect to any wages, salaries or other compensation, or entered into any employment contract or agreement with any administrator, supervisor or employee in connection with the operations of the Business, except for employment arrangements which, by their terms, will not continue past the Closing Date or are terminable by either party, without penalty or payment of any amount by any Seller Entity or Facility for periods beyond the date of employment termination, upon no more than 30 days' prior notice;

                      (f) entered into any transaction (other than the transactions contemplated hereby) other than in the ordinary course of business consistent with past practice;

                      (g) experienced any change that would have a Material Adverse Effect; or

                      (h) borrowed any funds or incurred or assumed or became subject to, whether directly or by way of guaranty or otherwise, any indebtedness for borrowed money.

            6.17 Employee Benefits.  For purposes of this Agreement:
                 -----------------
(i) "Benefit Plan" shall mean each employee benefit plan, contract and arrangement, whether reduced to writing or not, including, without limitation, each employment, consulting or deferred compensation agreement, executive compensation or bonus plan, stock ownership or stock option plan, or employee benefit plan within the meaning of Section 3(3) of ERISA, vacation pay, sick pay, severance pay, supplemental benefits and similar plans, programs and agreements as to which any Seller Entity has any direct or indirect, actual or contingent liability; and (ii) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

                      (a) Schedule 6.17 lists all Benefit Plans. The Seller Entities have, with respect to each such plan, delivered to Buyer true and complete copies of: (i) all plan texts and agreements and related trust agreements or annuity contracts; (ii) all summary plan descriptions and material employee communications; (iii) the most recent annual report (including all schedules thereto); (iv) the most recent actuarial valuation; (v) the most recent annual audited financial statement and opinion; (vi) the most recent annual and periodic accounting of plan assets; (vii) if the plan is intended to qualify under Code section 401(a) or 403(a), the most recent determination letter received from the IRS; and
(viii) all material communications with any governmental entity or agency.

                      (b) With respect to each Benefit Plan, no event has occurred, and there exists no condition or set of circumstances in connection with which any Seller Entity could, directly, or indirectly (through a Commonly Controlled Entity or otherwise), be subject to any liability under ERISA, the Code or any other applicable law, except liability for benefits claims and funding obligations payable in the ordinary course.

                      (c)  Each Benefit Plan conforms to, and its
administration is in compliance with, all applicable laws and regulations.

                      (d) Each Seller Entity and each Commonly Controlled Entity has made all payments due from it to date with respect to each Benefit Plan.

                      (e) Except as set forth in Schedule 6.17(e), with respect to each Benefit Plan, there are no funded benefit obligations for which contributions have not been made or properly accrued and there are no unfunded benefit obligations that have not been accounted for by reserves, or otherwise properly footnoted in accordance with generally accepted accounting principles, on the Financial Statements.

                      (f) With respect to each Benefit Plan subject to Code section 412 or ERISA section 302: (i) such plan uses a funding method permissible under ERISA and the actuarial assumptions used in connection therewith are reasonable individually and in the aggregate; (ii) no such plan has incurred an accumulated funding deficiency, whether or not waived; and (iii) except as disclosed on Schedule 6.17(f), as of the Closing Date, the fair market value of the assets of such plan will exceed or equal the

"projected benefit obligation" (as defined in Statement of Financial Accounting Standard No. 87), and the "amount of unfunded benefit liabilities" as defined in ERISA section 4001(a)(18) is zero.

                      (g) With respect to each Benefit Plan that is or was subject to Title IV of ERISA, no such Benefit Plan has been terminated, no filing of a notice of intent to terminate such a Benefit Plan has been made, and no proceeding has been initiated to terminate any such Benefit Plan. No event has occurred and there exists no condition or set of circumstances which presents a material risk that any Benefit Plan has or is likely to experience a partial termination within the meaning of Code section 411(d)(3).

                      (h) No Benefit Plan is a multiemployer plan as defined in Code section 414(f) or ERISA sections 3(37) or 4001(a)(31). No Benefit Plan is a multiple employer plan within the meaning of Code section 413(c) or ERISA sections 4063, 4064 or 4066.

                      (i)  No reportable event within the meaning of ERISA
section 4043 has occurred or may be reasonably expected to occur with respect to any Benefit Plan.

                      (j) There are no actions, Liens, suits or claims pending or threatened (other than routine claims for benefits) with respect to any Benefit Plan or against the assets of any Benefit Plan. No assets of any Seller Entity are subject to any Lien under ERISA section 302(f) or Code section 412(n).

                      (k) Each Benefit Plan which is intended to qualify under Code section 401(a) or 403(a) so qualifies and its related trust is exempt from taxation under Code section 501(a).

                      (l) Each Benefit Plan that is a "group health plan" (as defined in ERISA section 607(1) or Code section 5001(b)(1)) has been operated at all times in compliance with the provisions of COBRA and any applicable, similar state law.

                      (m) Except as specified on Schedule 6.17(m), there are no reserves, assets, surpluses or prepaid premiums with respect to any Benefit Plan.

                      (n) No assets of any Seller Entity are allocated to or held in a "rabbi trust" or similar funding vehicle.

                      (o) Except as disclosed in Schedule 6.17(o), the consummation of the transactions contemplated hereby will not: (i) entitle any current or former employee to severance pay, unemployment compensation or any similar payment; (ii) accelerate the time of payment or vesting, or increase the amount of any compensation due to, or in respect of, any current or former employee; (iii) result in or satisfy a condition to the payment of compensation that would, in combination with any other payment, result in an "excess parachute payment" within the meaning of Code section 280G(b); or (iv) constitute or involve a prohibited transaction (as defined in ERISA section 406 or Code section 4975), constitute or involve a breach of fiduciary responsibility within the meaning of ERISA section 502(l) or otherwise violate Part 4 of Subtitle B of Title I of ERISA.

                      (p) As of the Closing, none of the Seller Entities Commonly Controlled Entity has not incurred any liability or obligation under the Worker Adjustment and Retraining Notification Act, as it may be amended from time to time or any similar state law (collectively, "WARN")
                                                                   ----
and within the six-month period immediately following the Closing, will not incur any such liability or obligation if, during such six-month period, only terminations of employment in the normal course of operations occur.

            6.18 Labor Relations.  Except as set forth in Schedule 6.18,
                 ---------------
(i) there is no pending or, to the knowledge of any of the Seller Entities or the Owner Parties, threatened strike, picketing, work stoppage or work slowdown affecting the Business, (ii) no union is certified by the National Labor Relations Board as collective bargaining agent for any employees of the Business, and (iii) no written demand is pending for recognition, no election for certification is scheduled, and, to the knowledge of any of the Seller Entities or the Owner Parties, no such demand is threatened.
The Seller Entities have not incurred any liability or obligation, either directly or indirectly, under WARN and, within the six-month period immediately following the Closing Date, Buyer will not incur any such liability or obligation if, during such six-month period, only terminations of employment in the normal course of operations occur.

            6.19 Insurance.  Each Seller Entity maintains the policies or
                 ---------
binders of insurance covering such risks and events, including personal injury, property damage and general liability, as are set forth in Schedule
6.19. All of such policies and binders are in full force and effect, and there is no default with respect to any provision contained in any such policy or binder, nor has there been any failure to give any notice or present any claim under any liability policy or binder in a timely fashion or in the manner or detail required by such liability policy or binder. There are no outstanding unpaid premiums or claims, and there are no provisions for retroactive or retrospective premium adjustments with respect to any of such policies or binders (other than policies and binders relating to workman's compensation), and no notice of cancellation or nonrenewal with respect to, or disallowance of any claim under, any policy or binder has been received by any of the Seller Entities.

            6.20 Capital Projects.  Schedule 6.20 contains a description of
                 ----------------
all capital projects committed for or authorized by any Seller Entity involving the expenditure of $100,000 or more. The budgeted aggregate cost of completing all ongoing or authorized capital projects does not exceed $5,000,000 and none of such projects will require obtaining a determination of need under applicable law.

            6.21 Conflicts of Interest.  Except as set forth on Exhibit A
                 ---------------------
or on Schedule 6.21, to the knowledge of the Seller Entities and the Owner Parties, no partner or employee of any Seller Entity (except another Seller Entity), no Owner nor any relative of any partner or employee of any Seller Entity or of any Owner, nor any Affiliate (except another Seller Entity) of any of the foregoing:

                      (a) owns, directly or indirectly, any interest in, or is an employee or agent of, any entity which is a competitor, lessor, lessee, customer or supplier of any Seller Entity or any Facility;

                      (b) owns, directly or indirectly, any interest in any tangible or intangible property, asset or right which any Seller Entity or any Facility uses in its business;

                      (c) has any cause of action or claim against, owes any amount to, or is owed any amount by any Seller Entity or any Facility other than (i) employment compensation payable in the ordinary course consistent with past practice and (ii) distributions of the Purchase Price to be made in connection with this Agreement or other distributions that do not violate Section 8.1;

                      (d) is a party to any contract with any Seller Entity or any Facility; or

                      (e) other than as reflected in the Financial Statements, received a loan, gift or advance now outstanding from any Seller Entity or any Facility in the 3-year period preceding the Closing Date.

            6.22 Brokers and Finders.  Except for Smith Barney,
                 -------------------
Incorporated, the terms of whose engagement have heretofore been disclosed to Buyer, no broker, finder, agent or similar intermediary has acted on any Seller's behalf in connection with this Agreement or the transactions con-templated hereby, and there are no brokerage commissions, finders' fees or similar fees or commissions payable in connection therewith based on any agreement, arrangement or understanding with Sellers or any action taken, permitted or suffered by any Seller.

            6.23 Entire Business.  Except as may otherwise occur by reason
                 ---------------
of Sections 3.4 (Modification of Transactions), 10.2 (Title and Survey),
10.7 (Consents and Approvals), 11.1 (Casualty) or 11.2 (Condemnation), upon the transfer of the Business to Buyer or its designees at the Closing, Buyer or such designees will own or have a leasehold interest in all of the properties, rights, interests and business utilized in or necessary or useful to the operation of the Facilities in the manner in which the Facilities have been operated up to and including the date hereof and as the Facilities will be operated until the Closing Date. Except for certain ownership interests in certain assisted and/or independent living facilities or residences all of which are currently managed by a Seller Entity and the assisted and/or independent living facilities or residences under development and identified on Schedule 6.23 (so long as ADS has used his best efforts to provide that Buyer or a subsidiary of Buyer is acting as manager thereof), ADS is not engaged in the business of providing management, development and consulting services to long-term healthcare facilities, assisted living facilities or transitional care units, and does not own, operate, lease, manage or develop any such facilities or units (collectively, the "Elder Care Business").

            6.24 Full Disclosure.  All documents and other papers delivered
                 ---------------
by or on behalf of Sellers in connection with this Agreement and the transactions contemplated hereby are true and complete. The information furnished by or on behalf of Sellers to Buyer in connection with this Agreement and the transactions contemplated hereby does not contain any untrue statement of a material fact and does not omit to state any material fact necessary to make the statements made, in the context in which made, not false or misleading.

            6.25 Securities Laws.  Each of Sellers who is receiving Parent
                 ---------------
Shares is an investor in securities and acknowledges that he or she has, by reason of his or her business and financial experience, the capacity to protect his or her own interest in connection with this Agreement and that he or she is able to bear the economic risk of his or her investment in this transaction. Each such Seller (other than Thomas H. Grape and David
A. Roush) is an "Accredited Investor" as defined in Rule 501(a) under the Securities Act. Each such Seller has been advised that the Parent Shares have not been registered under the Securities Act and, accordingly, that he or she may not be able to sell or otherwise dispose of such shares when he or she wishes to do so. Each such Seller is acquiring the Parent Shares for his or her own sole benefit and account for investment and not with a view to, or for reselling in connection with, the public offering or distribution thereof.

            6.26 Undisclosed Liabilities.  There are no liabilities or
                 -----------------------
obligations of the Seller Entities, either accrued, absolute, contingent or otherwise, except (a) those reflected or otherwise provided for in the Financial Statements, (b) those arising since December 31, 1995, in the ordinary course of business and which, in the aggregate, are not material to the Seller Entities (except to the extent consistent with past practice) and (c) as disclosed in this Agreement including the Schedules hereto.

            6.27 Accuracy of Representations and Warranties.  All
                 ------------------------------------------
representations and warranties of Sellers set forth in this Agreement and in any agreement or certificate delivered or given to Buyer by or on behalf of Sellers pursuant to this Agreement will be true and correct as of the Closing Date with the same force and effect as if made on such date.

       7.   BUYER'S REPRESENTATIONS AND WARRANTIES.  Buyer represents and
            --------------------------------------
warrants to each Seller Entity and Owner Party as follows:

            7.1  Due Organization and Authority.  Parent, Buyer and each
                 ------------------------------
Buyer Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware. Buyer is qualified to do business in the Commonwealth of Massachusetts and has all requisite power to own, operate and manage the Business. Parent and Buyer each has full power and authority to enter into this Agreement and the Guaranty, as the case may be, and to perform its obligations hereunder and thereunder. This Agreement and each other agreement or document to be delivered by Parent, Buyer or any Buyer Subsidiary in connection herewith has been duly authorized and approved by all necessary action of each of Parent, Buyer and such Buyer Subsidiary, has been duly and validly executed and delivered by each of Parent, Buyer and such Buyer Subsidiary and is a valid and legally binding agreement of each of Parent, Buyer and such Buyer Subsidiary, enforceable against each of them in accordance with their terms.

            7.2  Brokers and Finders.  No broker, finder, agent or similar
                 -------------------
intermediary has acted on behalf of the Parent, Buyer or any Buyer Subsidiary in connection with this Agreement or the transactions con-templated hereby, and there are no brokerage commissions, finders' fees or similar fees or commissions payable in connection therewith based on any agreement, arrangement or understanding with Parent, Buyer or any Buyer Subsidiary or on any action taken, permitted or suffered by Parent, Buyer or Buyer Subsidiary.

            7.3  SEC Documents; Financial Statements.  Since December 31,
                 -----------------------------------
1995, Parent has filed all required reports, forms, and other documents with the SEC (the "SEC Documents"). Parent has delivered or has caused to
                   -------------
be delivered (and as of the Closing will have delivered or caused to be delivered) to the Sellers' Representative the SEC Documents. As of their respective dates (i) the SEC Documents compiled as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Documents, and (ii) none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except to the extent that information contained in any SEC Document has been revised or superseded by a later-filed SEC Document filed and publicly available prior to the date of this Agreement, none of the SEC Documents contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Parent included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the consolidated financial position of Parent and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the SEC Documents filed and publicly available prior to the date of this Agreement, and except for liabilities and obligations incurred in the ordinary course of business consistent with past practice since the date of the most recent consolidated balance sheet included in the SEC Documents filed and publicly available prior to the date of this Agreement (the "Balance Sheet") and liabilities and obligations which would
                -------------
not, individually or in the aggregate, reasonably be expected to have a material adverse effect on Parent, neither Parent nor any of its subsidiaries has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) required by generally accepted accounting principles to be set forth on a consolidated balance sheet of Parent and its consolidated subsidiaries or in the notes thereto. Since March 31, 1996, there has been no change which should reasonably be expected to have a material adverse effect on the assets, properties, business or condition, (financial or otherwise) or prospects of the Parent.

            7.4  Title to Parent Shares.  The Parent Shares, when issued to
                 ----------------------
the applicable Sellers as set forth on Exhibit A, will be duly authorized, validly issued, fully paid and nonassessable and, upon delivery of the Stock Payment Amount herein provided, the Parent will convey to such Sellers good and valid title thereto, free and clear of any Lien.

            7.5  Capitalization; Validity of Shares.  The authorized and
                 ----------------------------------
issued shares of capital stock of the Parent is as set forth on
Schedule 7.5. All issued and outstanding capital stock of the Buyer is as set forth on Schedule A and is owned by the Parent. All of the outstanding shares of capital stock of Parent and Buyer are duly authorized and validly issued, fully paid and nonassessable. No other class of capital stock of Parent or Buyer is authorized or outstanding. Other than as set forth in the SEC Documents, as of the date hereof, there are no existing options, rights, subscriptions, warrants, unsatisfied preemptive rights, calls or commitments of any character relating to the authorized and unissued capital stock of Parent or to any securities or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire from Parent any shares of capital stock of Parent and no such convertible or exchangeable securities or obligations are outstanding.

       8.   SELLERS' COVENANTS.  Each of the Seller Entities and the Owner
            ------------------
Parties covenants as follows:

            8.1  Conduct of Business.
                 -------------------

                 8.1.1  Operation in Ordinary Cause.  From the date of this
                        ---------------------------
Agreement through the Closing Date, each Seller Entity shall (and each Owner Party shall use its reasonable best efforts to cause the Seller Entity of which it is a stockholder or a partner to) (i) continue to conduct the Business in the ordinary and usual course of business consistent with past practice, (ii) preserve intact the condition of each Facility owned, leased, operated or managed by it and the portion of the Business conducted by it, except for depletion, depreciation, ordinary wear and tear, damage, casualty and loss by governmental taking, (iii) use its reasonable best efforts to keep available the services of its present employees and preserve the good will of its suppliers and private pay patients, (iv) not take any action referenced in Section 6.16, (v) maintain or cause to be maintained all Licenses, (vi) perform all maintenance and repairs reasonably necessary to maintain the Business, (vii) maintain or cause to be maintained insurance upon the Business comparable in amount and scope of coverage to insurance now carried (if and to the extent reasonably available), (viii) take no action which shall cause any of the representations or warranties set forth in Article 6 of this Agreement to be untrue as at the Closing Date, and (ix) make all contributions to each Benefit Plan that are required under each such plan with respect to any period prior to the Closing, without regard to whether such contributions are due on or before the Closing Date.

                 8.1.2  Business Organization.  From the date of this
                        ---------------------
Agreement through the Closing Date, each Seller Entity and Owner Party shall use its reasonable best efforts to (a) preserve substantially intact the business organization of the Seller Entities and keep available the services of the present officers and key employees of the Seller Entities and (b) preserve in all material respects the present business relationships, financing arrangements and goodwill of the Facilities owned, leased, operated or managed by it and the portion of the Business conducted by it.

                 8.1.3  Corporate Organization.  From the date of this
                        ----------------------
Agreement through the Closing Date, the Seller Entities shall cause (and the Owner Parties shall use their reasonable best efforts to cause) there to be no amendment of the articles of organization or bylaws (or partnership certificate or agreement) of any Seller Entities, except as may be required by the transactions contemplated hereby, and shall not

                      (a) issue, sell or otherwise dispose of any of its equity securities or partnership interests or create, sell or otherwise dispose of any options, rights, conversion rights or other agreements or commitments of any kind relating to the issuance, sale or disposition of any of its equity securities or partnership interests;

                      (b)  [intentionally omitted];

                      (c) reclassify, split up or otherwise change any of its equity securities or partnership interests;

                      (d) except as contemplated by this Agreement, be party to any merger, consolidation or other business combination;

                      (e) except as contemplated by this Agreement, sell, lease, or otherwise dispose of any of its properties or assets;

                      (f) except as set forth on Schedule 6.16 and as contemplated by this Agreement, organize any subsidiary or acquire any equity securities or partnership interests of any Person or any equity or ownership interest in any person or business; or

                      (g) except as contemplated by this Agreement, agree or otherwise commit, whether in writing or otherwise, to do any of the foregoing.

            8.2  Rates; Private Pay.  Each Seller Entity shall maintain the
                 ------------------
rate schedule currently in effect with respect to the relevant Facility and shall use its reasonable best efforts to maintain its percentage of occupancy in such Facility at not less than the occupancy percentage at such Facility on the date hereof and, except for reasonably de minimis
                                                            ----------
amounts consistent with past practice, each Seller Entity will use its reasonable best efforts to maintain its percentage of private pay patients in such Facility at not less than the percentage of private pay patients in such Facility on the date hereof.

            8.3  Environmental Matters.
                 ---------------------

                 8.3.1  Environmental Audit.  Within twenty days following
                        -------------------
the date hereof, Buyer shall have the right to cause an environmental audit of any Facilities with a scope acceptable to Buyer (the "Environmental
                                                         -------------
Audits"), to be completed at the Buyer's expense by a consultant or
- ------
engineer designated by Buyer to the end that a written report reflecting the results of any such Environmental Audit shall be furnished to Buyer and the Sellers' Representative as soon as such written reports become available, and in any event prior to the Closing Date. Such written reports shall identify any conditions or actions which may give rise to Damages pursuant to Environmental Laws and estimate the Damages which may be incurred as a result of such conditions or actions. Buyer may, subject to the following sentence, at any time not fewer than ten days prior to the Closing (except for conditions and actions first arising during such period), notify the Sellers' Representative in writing that the results of the Environmental Audits are, in Buyer's opinion, unsatisfactory, and terminate this Agreement. Notwithstanding the foregoing, Buyer shall not have the right to terminate this Agreement if the conditions identified by the Environmental Audits (i) are addressed and/or remediated by the Seller Entities prior to the Closing Date, at the relevant Owner's sole expense, to a condition which will not give rise to Damages under any Environmental Laws; or (ii) the estimated Damages arising out of such conditions or actions are less than $250,000; provided, however, that a sum equal to two
                                --------  -------
times the estimated Damages arising out of such conditions or actions shall be withheld from the Purchase Price and placed into an escrow account to be held by an escrow agent under such escrow arrangements as shall be satisfactory to Buyer, which shall provide for reimbursement of Buyer for such Damages as they are incurred from the escrow account (including interest accrued), with the balance (including interest accrued), if any, to be delivered to Sellers when the conditions or actions identified by the Environmental Audits are addressed and/or remediated to a condition which will not give rise to Damages under any Environmental Laws.

                 8.3.2     Environmental Transfer Laws.  The Seller
                           ---------------------------
Entities shall, at the Owners' sole expense, comply in a timely fashion with the requirements of all Environmental Laws applicable to the transfer of any Facility and Business (excluding environmental permits, licenses and registrations that can be transferred in the ordinary course). Sellers shall complete all necessary disclosure statements required by Environmental Laws applicable to the transfer of any Facility and the Business and provide the statements to Buyer prior to the Closing, all in proper form for appropriate recordation and filing.

            8.4  Sales or Transfer Taxes.  All transfer, documentary, gross
                 -----------------------
receipts, sales, use and property gains Taxes, and liabilities similar in nature, imposed or payable in connection with the sale or transfer of any portion of the Business to Buyer pursuant to this Agreement or the consummation of any of the transactions contemplated hereby (other than Buyer's income taxes or in the nature thereof), shall be paid by the relevant Seller Entity. The relevant Seller Entity shall timely file all required transfer Tax Returns and/or notices of the transfer of any Facility with the appropriate Tax authorities.

            8.5  Buyer's Relations with Counterparties.   The Seller
                 -------------------------------------
Entities and the Owner Parties hereby consent to any contacts, discussions, negotiations, offers, acceptances and agreements which Buyer makes, conducts or enters into, as the case may be, with any party to any agreement to which the Seller Entities and the Owner Parties are also a party relating to the Business, subject to prior consultation with and approval by ADS or SSB provided such contacts, discussions, negotiations, offers, acceptances and agreements are only for the purpose of facilitating the effectuation of the transactions contemplated hereby.

            8.6  Cost Reports.  The Seller Entities shall prepare and
                 ------------
timely file all Medicaid and Medicare cost reports required to be filed in respect of the Business, including all cost reports for 1995 and, if required, 1996 and all terminating cost reports if required. The Seller Entities shall provide Buyer with drafts of each such cost report not fewer than ten business days in advance of each such filing. Buyer shall have the right to examine and, if appropriate, comment upon the cost reports prior to their filing by the Seller Entities, insofar as such cost reports may affect Buyer's operations of the Business after the Closing Date, including reimbursement basis.

            8.7  No Negotiation.  Until such time, if any, as this Agree-
                 --------------
ment is terminated pursuant to Article 13, no Seller Entity or Owner Party shall solicit or entertain offers from, negotiate with, provide information to, or in any manner discuss, encourage, recommend or agree to any proposal of, any other potential buyer or buyers of all or any substantial portion of the Business or assets of, or any capital stock or equity interest or any general or limited partnership interest in, the Seller Entities (except as set forth on Schedule 6.1.3).

            8.8  Change and Use of Name.  No Seller Entity or Owner Party
                 ----------------------
shall at any time after the Closing Date use for any business purpose the initials "ADS" except that at Closing The A-D-S Group, Inc. shall grant to ADS Ventures, Inc. a fully-paid perpetual irrevocable royalty free, nonexclusive license to use the initials ADS in connection with that corporation's business of providing governmental consulting services. Except as permitted by this
Section 8.8, ADS agrees not to engage in any healthcare business using the initials ADS. The use of the names Solomont, Alan Solomont, A. Solomont, Alan D. Solomont or A.D. Solomont is not prohibited by this Agreement.

            8.9  Compliance with Securities Laws.  Each Owner who receives
                 -------------------------------
Parent Shares agrees (or prior to the Closing shall agree) not to make any disposition of all or any portion of such Shares until (a) there is in effect an effective registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or (b)(i) such Owner shall have notified Parent of the proposed disposition and shall have furnished Parent with a detailed statement of the circumstances surrounding the proposed disposition; and (ii) if reasonably requested by Parent, such Owner shall furnish Parent with an opinion of counsel, reasonably satisfactory to Parent, that such disposition will not require registration of such shares under the Securities Act. Such Owner further covenants and agrees to provide any information to Parent reasonably necessary in order for Parent to comply with the applicable state securities and blue sky laws.

            8.10 Legends.  To the extent applicable, each certificate or
                 -------
other document evidencing any of the Parent Shares issued hereunder shall be endorsed with the legend set forth below, and each Owner receiving such shares covenants that, except to the extent such restrictions are waived by Parent, such Owner shall not transfer the securities without complying with the restrictions on transfer described in the legend endorsed thereon:

       "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IF REASONABLY REQUESTED, SATISFACTORY TO ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED."

       Parent shall not be required (i) to transfer on its books any of the Parent Shares which shall have been transferred in violation of any of the provisions set forth in this Agreement, or (ii) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

            8.11 Sellers' Representative.  Each Seller hereby irrevocably
                 -----------------------
appoints (or not later than the Closing shall appoint) ADS as such Sellers' representative (the "Sellers' Representative") to accept on such Seller's
                     -----------------------
behalf any amount payable to such Seller under this Agreement or the Escrow Agreement and to take all such other actions as may hereafter be authorized by such Seller. Buyer shall be entitled to rely, as being binding upon such Seller, upon any document or other paper believed by Buyer to be genuine and correct and to have been signed by the Sellers' Representative, and Buyer shall not be liable to any Seller for any action taken or omitted to be taken by Buyer in such reliance. The Sellers' Representative shall have the sole and exclusive right on behalf of Sellers to take any action pursuant to Article 12.

            8.12 Waiver of Appraisal Rights.  By the execution of this
                 --------------------------
Agreement, each Owner Party hereby now and forever waives any of his or her rights to appraisal under any law, statute or regulation.

            8.13 Section 338(h)(10).  If Buyer so requests, each relevant
                 ------------------
Seller will join with Parent, Buyer and the Buyer Subsidiaries, as appropriate, in making an election (including a mutually agreed upon allocation of purchase price) under sections 338(g) and 338(h)(10) of the Code (and any corresponding elections under state, local or foreign tax law) (collectively, a "Section 338(h)(10) Election") with respect to the purchase and sale hereunder of the stock of Seller Entities that are corporations. Each relevant Seller will pay any Taxes attributable to the making of a Section 338(h)(10) Election and will indemnify Parent, Buyer and the Buyer Subsidiaries, as the case may be, against any adverse consequences arising out of any failure to pay such Taxes. Each relevant Seller will also pay any state, local or foreign Taxes (and will indemnify Parent, Buyer and the Buyer Subsidiaries, as the case may be, against any adverse consequences arising out of any failure to pay such Taxes) attributable to an election under state, local or foreign tax law corresponding to the election available under section 338(g) of the Code (or which results from the making of an election under section 338(g) of the Code) with respect to the purchase and sale hereunder of the stock of the Seller Entities that are corporations where the state, local or foreign tax jurisdiction (i) does not provide or recognize a Section 338(h)(10) Election or (ii) does not apply its provisions corresponding to section 338(h)(10) of the Code to the purchase and sale hereunder of the stock of such Seller Entities (for example, because the relevant Seller Entity files a separate company Tax Return in such jurisdiction).

            8.14 Notice of Breach; Disclosure.  The Seller Entities and the
                 ----------------------------
Owner Parties shall promptly notify Buyer of their actual knowledge of
(i) any event, condition or circumstance occurring from the date hereof to the Closing Date that would constitute a violation or breach of this Agreement or, if the same were to continue to exist as of the Closing Date, would constitute the non-satisfaction of any of the conditions set forth in
Article 4, and (ii) any event, occurrence, transaction or other item which would have been required to have been disclosed on any schedule or statement delivered hereunder had such event, occurrence, transaction or item existed as of the date hereof.

            8.15 Management Agreements.  Each Seller Entity and Owner Party
                 ---------------------
shall use reasonable best efforts to extend (or cause to be extended) for a term as long and on terms as favorable, as may be reasonably negotiated, any management agreement (each a "Management Agreement") pursuant to which such Seller
                   --------------------
Entity manages a Facility.

            8.16 1995 Financial Statements.  Not later than June 24, 1996,
                 -------------------------
the Seller Entities and the Owner Parties shall cause to be delivered to Buyer the combined and combining financial statements of the Seller Entities which has been prepared in accordance with generally accepted accounting principles, applied on a basis consistent with prior periods (except that the "A.D.S." trade name shall be carried on the books of The A.D.S. Group, Inc. at zero) and which shall include a combined and combining balance sheet, statement of operations, statement of changes in net worth and statement of cash flows (the "Audited 1995 Financials"). The Audited 1995 Financials shall be in form and substance satisfactory to Buyer and if the same are not acceptable to Buyer, Buyer shall have the right to declare a failure of the condition in Section 4.1 and this Agreement shall thereupon terminate in accordance with Section 13.1(e), but subject to Section 13.2.

            8.17 Related Party Settlement.  Effective immediately prior to
                 ------------------------
the Closing, the following accounts of the Seller Entities shall be settled in cash (other than between Seller Entities): Loans Receivable -
Affiliates and Shareholders; Notes Receivable - Affiliates; Due From Related Parties; and Due to Related Parties.

       9.   BUYER'S COVENANTS.  Buyer shall promptly notify the Sellers'
            -----------------
Representative of Buyer's actual knowledge of (i) any event, condition or circumstance occurring from the date hereof to the Closing Date that would constitute a violation or breach of this Agreement or, if the same were to continue to exist as of the Closing Date, would constitute the non-satisfaction of any of the conditions set forth in Article 5, and (ii) any event, occurrence, transaction or other item which would have been required to have been disclosed on any schedule or exhibit or other document to be delivered hereunder had such event, occurrence, transaction or item existed as of the date hereof. Without limiting the generality of the foregoing, Buyer shall use its good faith reasonable efforts to cause the release of guaranties, liabilities and collateral referred to in Section 5.7 either by
(i) obtaining such releases or (ii) refinancing the indebtedness referred to in Section 5.7. Buyer agrees to cause Parent to permit ADS and SSB to include the sale of Parent Shares acquired by them pursuant to this Agreement in any registration statement effected by the Parent under the Securities Act of 1933 later than one year following the Closing Date on the same basis that the co-chief executive officers may include shares of common stock of the Parent therein, unless the Parent shall have received an opinion of counsel that ADS or SSB, as the case may be, may sell such shares without registration under such Act.

       10.  MUTUAL COVENANTS.
            ----------------

            10.1 Access.  From the date hereof through the Closing Date,
                 ------
the Seller Entities and the Owner Parties shall provide, or cause to be provided, Buyer and its authorized employees, agents, officers and representatives with access to the properties, books, records, Tax Returns, contracts, information, documents and personnel of the Seller Entities as they relate to the Business during regular business hours, as Buyer may reasonably request for the purpose of making such investigation of the business, properties, financial condition and results of operations of any Facility as Buyer may reasonably desire.

            10.2 Title and Survey.  Within 10 days following the execution
                 ----------------
and delivery of this Agreement, the Seller Entities and the Owner Parties shall deliver, or cause to be delivered, to Buyer copies of all title policies and surveys with respect to the Real Property which are in their possession. Buyer shall order promptly an examination of title to the Owned Real Property from a title company licensed to do business in the Commonwealth of Massachusetts, which title report (and any policy issued in connection therewith) shall be on Buyer's behalf and expense. Buyer shall deliver to the Sellers' Representative a copy of such report together with a written statement identifying any defects, encumbrances or objections to title (other than Permitted Encumbrances). The Seller Entities and the Owner Parties shall have 30 days from their receipt of such report to remove any such defects, encumbrances or objections to title, provided that all mortgages, liens, judgments or defects representing security for the payment of monetary obligations (other than those that are to be assumed or paid by Buyer as indicated on Exhibit A) shall be paid (including payment to a title company which insures over the same) or satisfied by the Seller Entities and the Owner Parties at or prior to the Closing. If the Seller Entities and the Owner Parties shall fail, or are unable, to remove any of such defects, encumbrances or objections to title (other than any mortgages, liens, judgements or defects representing security for the payment of monetary obligations), Buyer may, at its option, either (i) waive such defects, encumbrances or objections to title and proceed to Closing, (ii) terminate this Agreement with respect to such Real Property and receive a reduction in the Purchase Price based on the value allocated to the interest of the applicable Owners in such Real Property set forth on Exhibit A; provided, however that such reduction shall not exceed
           --------  -------
$10 million or (iii) terminate this Agreement with respect to all Sellers, whereupon no party shall have any further liability or obligation hereunder except as set forth in Section 13.2.

            10.3 Licensure Requirements.  Subject to the Buyer's
                 ----------------------
understanding set forth in Section 4.5, the obligations of Buyer hereunder are expressly conditioned upon Buyer obtaining all requisite licenses and permits for the transfer of the Business to Buyer or its affiliates, as the case may be, together with such licenses and permits as may be necessary in order for Buyer to operate the Operated Facilities, and to manage the Joint Venture Facilities and the Managed Facilities as long-term care facilities having the same number of licensed beds as are presently contained therein and in the manner presently operated and without the need to make capital improvements or material changes in their operations. The Seller Entities and the Owner Parties shall cooperate with, and provide such information as may be reasonably necessary to Buyer in order to assist Buyer in obtaining all such licenses and permits. In the event Buyer shall fail to obtain the necessary licenses and permits (or approval of the transfer thereof) on or before November 30, 1996, Buyer may, by written notice to the Sellers' Representative, terminate this Agreement, whereupon no party shall have any further liability or obligation hereunder; provided, however, that if on or before such date, Buyer notifies the
- --------  -------
Sellers' Representative of its intent to continue to pursue obtaining such licenses and permits, Buyer shall have an additional 30-day period in which to obtain such licenses and permits. If Buyer shall fail to obtain such licenses and permits within such additional 30-day period, either party may, by written notice to the other party, terminate this Agreement, whereupon neither party shall have any further liability or obligation hereunder.

            10.4 Confidentiality.  Between the date of this Agreement and
                 ---------------
the Closing Date and after any termination of the Agreement without the Closing having occurred, and in the case of the Owner Parties, after the Closing Date, each party will maintain in confidence, and cause its directors, officers, employees, agents and advisors to maintain in confidence, all written, oral or other information obtained in confidence from another party in connection with this Agreement or the transactions contemplated hereby, including, without limitation, patient lists, sources of supply, costs, pricing practices, trade secrets, financial information, business plans, budgets and projections and other proprietary information (collectively, the "Confidential Information"), unless (i) such information
                    ------------------------
is already known to such party or to others not bound by a duty of confidentiality, (ii) such information becomes publicly available through no fault of such party, (iii) the use of such information is necessary or appropriate in making any filing or obtaining any consent or approval required for the consummation of the transactions contemplated hereby or
(iv) the furnishing or use of such information is required by or necessary or appropriate in connection with legal proceedings. If the transactions contemplated hereby are not consummated, each party receiving another party's Confidential Information will return or, at the disclosing party's option, destroy all of such Confidential Information, including, but not limited to, all copies thereof and extracts therefrom and shall not use such Confidential Information in any manner which may be detrimental to the disclosing party or its Affiliates.

            10.5 Expenses.  Except as expressly otherwise provided herein,
                 --------
each party to this Agreement shall bear its respective expenses incurred in connection with the preparation, execution and performance of this Agreement and the transactions contemplated hereby, including all fees and expenses of agents, representatives, financial advisors, counsel and accountants. Except as set forth in this Agreement, the expenses of all the Seller Entities and the Owners shall be borne by the Owners (or the Seller Entities if such expenses result in a downward adjustment in the Purchase Price under Section 2.3).

            10.6 Public Announcements.  Any public announcement or similar
                 --------------------
publicity with respect to this Agreement or the transactions contemplated hereby shall be issued, if at all, at such time and in such manner as Buyer shall determine after consultation with the Sellers' Representative. Notwithstanding the preceding sentence, the Sellers' Representative shall be primarily responsible, in consultation with Buyer, for the dissemination of publicity respecting this Agreement and the transactions contemplated hereby to the employees, suppliers, customers and joint venture partners of the Seller Entities and to other interested persons in the communities where the Seller Entities operate.

Unless consented to by Buyer and the Sellers' Representative prior to the Closing, the parties shall keep the provisions of this Agreement strictly confidential and make no disclosure thereof to any Person, other than such party's respective legal and financial advisors and other than as required by law or as contemplated by this Agreement.

            10.7 Consents and Approvals.  Buyer and the Seller Entities and
                 ----------------------
the Owner Parties shall make, or cause to be made, all filings required in connection with the consummation of the transactions contemplated hereby and shall use their respective reasonable best efforts to obtain prior to the Closing Date all required consents and the transfer of all Licenses and to satisfy all other conditions set forth in Articles 3 and 4. If the parties shall fail to obtain any necessary consent or approval required to consummate any of the transactions set forth on Exhibit A, Buyer shall have the right in its sole discretion to proceed to consummate the other transactions set forth on Exhibit A and the Purchase Price shall be reduced in accordance with the allocation set forth on Exhibit A. Thereafter, the parties shall continue to use their reasonable best efforts to complete the remaining transactions on the terms set forth in this Agreement for a period of 180 days thereafter.

            10.8 Cooperation.  The Buyer and each of the Seller Entities
                 -----------
and the Owner Parties shall generally cooperate with each other and each of their officers, employees, legal counsel, accountants and other agents and, generally, do such other acts and things in good faith as may be reasonable or appropriate timely to effect the transactions contemplated hereby.

            10.9 Non-Compete/Non Solicitation.
                 ----------------------------

                 10.9.1  Covenants Against Competition.  ADS and SSB (the
                         -----------------------------
"Restricted Persons") acknowledge that (a) the Seller Entities are engaged
 ------------------
in the Business; (b) the Business is conducted in the Northeast region of the United States; (c) his or her relationship with the Seller Entities has given him or her and will continue to give him or her trade secrets of and confidential information concerning the Seller Entities; (d) the agreements and covenants contained in this Section 10.9 are essential to protect the business and goodwill of the Seller Entities which are being purchased by Buyer; and (e) Buyer would not purchase the Seller Entities but for such agreement and covenants. Accordingly, each covenants and agrees as follows:

                      10.9.1(a)  Non-Compete.  For a period of three years
                                 -----------
  following the Closing (the "Restricted Period"), the Restricted Persons
                              -----------------
  shall not in Connecticut, the Commonwealth of Massachusetts, Rhode Island, Maine, New Hampshire or Vermont, directly or indirectly, (a) engage in the Elder Care Business for such Restricted Person's own account, except for the ownership and/or other involvement in the assisted and/or independent living facilities or residences identified on
  Schedule 6.23; (b) except as agreed to in writing by Buyer and such Restricted Person, render any services to any person engaged in such activities; or (c) become interested in any such person in any capacity, including, without limitation, as a partner, shareholder, principal, agent, trustee or consultant (other than in a pension or retirement investment plan); provided, however, that any such ownership via a so-called mutual fund or
  --------  -------
  like investment vehicle for bona fide investment purposes shall not be prohibited, and provided further, however, that a Restricted Person may
                  -------- -------  -------
  own, directly or indirectly, solely as an investment, securities of any person traded on a national securities exchange if such Restricted Person is not a controlling person of, or a member of a group which controls, such person and does not, directly or indirectly, own 5% or more of any class of securities of such person.

                      10.9.1(b)  Confidential Information; Personal
                                 ----------------------------------
  Relationships.  Each Restricted Person promises and agrees that, either
  -------------
  during the Restricted Period or at any time thereafter, it will not disclose to any person not employed by the Seller Entities or not engaged to render services to the Seller Entities, and that it will not use for the benefit of itself or others, any confidential information of the Seller Entities and other affiliates, including, without limitation, "know-how," trade secrets, customer lists, details of client or consultant contracts, pricing policies, financial data, operational methods, marketing and sales information, marketing plans or strategies, product development techniques or plans, business acquisition plans, new personnel acquisition plans and other personnel data, methods of manufacture, technical processes, designs and design projects, inventions and research projects, and other proprietary information of the Seller Entities or their affiliates; provided, however, that this provision
                                --------  -------
  shall not preclude the Restricted Persons from use or disclosure of information known generally to the public (other than information known generally to the public as a result of a violation of this Section 10.9.1 by any Restricted Person), from use or disclosure of information acquired by any Restricted Person outside of its affiliation with the Seller Entities or from disclosure required by law or court order.

                      10.9.1(c)  Property of the Seller Entities.  All
                                 -------------------------------
  memoranda, notes, lists, records and other documents (and all copies thereof), including such items stored in computer memories, on microfiche or by any other means, made or compiled by or on behalf of a Restricted Person, or made available to a Restricted Person relating to the Seller Entities, are and shall be the property of the Seller Entities, as the case may be, and shall be delivered to the Seller Entities promptly after the Closing or at any other time on request.

                      10.9.1(d)  Employees of the Seller Entities.  Except
                                 --------------------------------
  in furtherance of their employment by Parent, Buyer or any Buyer Subsidiary or as agreed to in writing by Buyer and the Restricted Persons, during the Restricted Period, the Restricted Persons shall not, directly or indirectly, hire or solicit any employee of the Seller Entities or encourage any such employee to leave such employment.

                 10.9.2  Rights and Remedies upon Breach.  If any
                         -------------------------------
Restricted Person breaches, or threatens to commit a breach of, any of the provisions of Section 10.9.1 (the "Restrictive Covenants"), Buyer shall
                                   ---------------------
have the following rights and remedies, each of which rights and remedies shall be independent of the others and severally enforceable, and each of which is in addition to, and not in lieu of, any other rights and remedies available to Buyer under law or in equity.

                      10.9.2(a)  Specific Performance.  The right and
                                 --------------------
  remedy to have the Restricted Covenants specifically enforced by any court of competent jurisdiction, it being agreed that any breach or threatened breach of the Restrictive Covenants would cause irreparable injury to Buyer, and that money damages would not provide an adequate remedy to Buyer.

                      10.9.2(b)  Accounting.  The right and remedy to
                                 ----------
  require each Restricted Person to account for and pay over to Buyer, all compensation, profits, monies, accruals, increments or other benefits derived or received by such Restricted Person as the result of any transactions by such Restricted Person constituting a breach of the Restrictive Covenants.

                 10.9.3  Severability of Covenants.  Each Restricted Person
                         -------------------------
acknowledges and agrees that as to him or her the Restrictive Covenants are reasonable and valid in geographical and temporal scope and in all other respects. If any court determines that any of the Restrictive Covenants, or any part thereof, is invalid or unenforceable as to the Restricted Persons or to any Restricted Person, the remainder of the Restrictive Covenants shall not thereby be affected and shall be given full effect as to the Restricted Persons or such Restricted Person, without regard to the invalid portions.

                 10.9.4  Blue-Pencilling.  If any court determines that any
                         ---------------
of the Restrictive Covenants, or any part thereof, is unenforceable as to the Restricted Persons or to any Restricted Person because of the duration or geographic scope of such provision, such court shall have the power to reduce the duration or scope of such provision, as the case may be, as to the Restricted Persons or such Restricted Person, and, in its reduced form, such provision shall then be enforceable.

                 10.9.5  Enforceability in Jurisdictions.  Buyer and each
                         -------------------------------
Restricted Person intend to and hereby confer jurisdiction to enforce the Restrictive Covenants upon the courts of any jurisdiction within the geographical scope of the Restrictive Covenants. If the courts of any one or more of such jurisdictions hold the Restrictive Covenants unenforceable by reason of the breadth of such scope or otherwise, it is the intention of Buyer and each Restricted Person that such determination not bar or in any way affect Buyer's right to the relief provided above in the courts of any other jurisdiction within the geographical scope of the Restrictive Covenants, as to breaches of the Restrictive Covenants in such other respective jurisdictions, the Restrictive Covenants as they relate to each jurisdiction being, for this purpose, severable into diverse and independent covenants.

                 10.9.6 No Seller other than the respective Restricted Persons shall have any liability under this Section 10.9.

            10.10     Bulk Sales Laws.  Buyer and the Seller Entities
                      ---------------
hereby waive compliance by each other with the so-called "bulk sales law" and any other similar laws in any applicable jurisdiction in respect of the transactions contemplated hereby. Nothing in this Section shall estop or prevent any party hereto from asserting as a bar or defense to any action or proceedings brought under any such law that such law is not applicable to the transactions contemplated hereby.

       11.  RISK OF LOSS.  The risk of loss or damage to any Operated
            ------------
Facility or Joint Venture Facility, by fire or otherwise, or by condemnation or any governmental taking, shall be upon Sellers until the Closing of the transactions contemplated hereby.

            11.1 Casualty.  If at any time prior to the Closing, any
                 --------
Operated Facility or Joint Venture Facility or any "material part" (as hereinafter defined) of any Operated Facility or Joint Venture Facility is damaged or destroyed by fire or other casualty, the Sellers' Representative shall immediately notify Buyer by written notice and Buyer or the Sellers' Representative shall have the right, within 60 days after receiving such notice, to terminate this Agreement as to such Facility, whereupon neither party hereto shall have any further liability or obligation hereunder with respect thereto. If Buyer or the Sellers' Representative does not elect to terminate this Agreement as to such Facility, then the Closing shall take place as provided in this Agreement, and the Seller Entities and the Owner Parties will take such steps as shall be requested by Buyer to assure that all of the Seller Entity's right, title and interest in and to all insurance proceeds which are thereafter payable on account of such fire or casualty will be retained by the Seller Entity after the Closing, and the Purchase Price shall be reduced by the amount of any insurance proceeds that are not so retained by the Seller Entities and the Owner Parties and by the amount of any "deductible" under the insurance policy.

            11.2 Condemnation.  If at any time prior to the Closing, title
                 ------------
to or the use of any Operated or Joint Venture Facility, or any material part of any Operated or Joint Venture Facility, is taken or threatened to be taken by condemnation, eminent domain or other similar governmental taking (a "Condemnation"), the Sellers' Representative shall immediately
           ------------
notify Buyer by written notice and Buyer or the Sellers' Representative shall have the right, within 60 days after receiving such notice, to terminate this Agreement as to such Facility, whereupon neither party hereto shall have any further liability or obligation hereunder with respect thereto. If Buyer or the Sellers' Representative does not elect to terminate this Agreement as to such Facility, then the Closing shall take place as provided in this Agreement, and the Seller Entities and the Owner Parties shall take such steps as shall be requested by Buyer to assure that all right, title and interest in and to any awards or other amounts (the "Condemnation Proceeds") which may be payable by any Governmental Authority
 ---------------------
as the result of such Condemnation will be retained by the Seller Entity after the Closing and the Purchase Price shall be reduced by the amount of any Condemnation

Proceeds that are not so retained by the Seller Entities and the Owner Parties. Prior to the Closing, Buyer shall have the right to participate in any hearings or proceedings with respect to any Condemnation.

            11.3 Material Part.  For purposes of Article 11, a "material
                 -------------                                  --------
part" of any Facility shall mean any part which Buyer or the Sellers'
- ----
Representative reasonably determines would materially adversely affect the operations of the Facility as a nursing home facility if damaged, destroyed or taken by Condemnation.

       12.  INDEMNIFICATION; REMEDIES.
            -------------------------

            12.1 Survival.  All representations, warranties and agreements
                 --------
contained in this Agreement or in any certificate, document or other paper delivered pursuant to this Agreement shall survive the Closing for the time periods set forth herein, notwithstanding any investigation conducted with respect thereto or any knowledge acquired as to the accuracy or inaccuracy of any such representation or warranty; provided, that if the Closing
                                        --------
occurs, the Seller Entities and the Owner Parties shall have no liability (for indemnification or otherwise) with respect to any representation or warranty unless, on or before the second anniversary of the Closing Date, the Sellers' Representative is given notice asserting a claim with respect thereto and specifying the factual basis of that claim in reasonable to detail to the extent then known by Buyer; provided, however that (i) a
                                          --------  -------
claim with respect to Section 6.3 (Capitalization; Validity of Shares);
6.15 (Taxes); and 6.17 (Employee Benefits) may be made at any time until the expiration of the applicable statute of limitations and (ii) a claim with respect to Section 6.9 (Environmental Matters) may be made on or before the fifth anniversary of the Closing Date. Buyer shall have no liability (for indemnification or otherwise) with respect to any representation or warranty unless on or before the second anniversary of the Closing Date, Buyer is given notice of a claim with respect thereto and specifying the factual basis of that claim in reasonable detail to the extent known by the Seller Entities and Owner Parties. The covenants contained in this Agreement shall not expire.

            12.2 Indemnification by Owner Parties.  Subject to the
                 --------------------------------
limitations set forth in Sections 12.4, 12.6 and 12.7, the Owner Parties shall indemnify and hold harmless Buyer and its respective agents, representatives, employees, officers, directors, stockholders, controlling persons and Affiliates (collectively, the "Buyer Indemnities"), and shall
                                           -----------------
reimburse the Buyer Indemnities for, any loss, liability, claim, damage, expense (including, but not limited to, costs of investigation and defense and reasonable attorneys' fees), whether or not involving a third party claim (collectively, "Damages"), arising from or in connection with (a) any
                      -------
inaccuracy in any of the representations and warranties of the Seller Entities or the Owner Parties in this Agreement or in any certificate, delivered by the Seller Entities or the Owner Parties pursuant to this Agreement, (b) any failure of the Seller Entities or the Owner Parties to perform or comply with any agreement to be performed or complied with by it in this Agreement or the enforcement of the same, (c) any Damages resulting from or relating to any audit by any Governmental Authority concerning the operation of any Facility prior to the Closing Date (d) noncompliance with any bulk sales or bulk transfer law, (e) any and all claims or causes of actions of any Owner against any Seller Entity, any other Owner, Parent or Buyer, arising out of or in connection with the transactions contemplated hereunder, except in connection with a breach by Parent or Buyer of any of its obligations hereunder; or (f) the enforcement of Buyer's rights under this Agreement.

            12.3 Indemnification by Buyer.  Subject to the limitations set
                 ------------------------
forth in Section 12.4, Buyer shall indemnify and hold harmless the Owner Parties and their respective agents, representatives, employees, officers, directors and stockholders (collectively, the "Sellers Indemnities") and
                                               -------------------
shall reimburse the Sellers Indemnities for any Damages arising from or in connection with (a) any inaccuracy in any of the representations and warranties of Buyer in this Agreement or in any certificate or other document delivered by Buyer pursuant to this Agreement or the enforcement of the same, (b) any failure by Buyer to perform or comply with any agreement to be performed or complied with by Buyer in this Agreement or the enforcement of the same, (c) any and all claims or causes of actions of Parent or Buyer (or any stockholder thereof) against any Seller Entity or Owner Party, arising out of or in connection with the transactions contemplated hereunder, except in connection with a breach by any Seller Entity or Owner Party of its obligations hereunder; or (d) the enforcement of the Sellers' rights under this Agreement.

            12.4 Limitations on Liability.  Notwithstanding anything to the
                 ------------------------
contrary set forth in this Agreement:

                      (a) The Owner Parties shall only be liable for indemnification payments for Damages with respect to any representation and warranty other than those made by Sellers in Sections 6.1 (Organization and Authority; No Conflict), 6.3 (Capitalization; Validity of Shares), 6.15 (Taxes) and 6.17 (Employee Benefits) (the "Basket
                                                              ------
  Exclusions") (i) relating solely to any one Facility, if such Damages
  ----------
  exceed, in the aggregate, 1% of the allocated value of such Facility; and
  (ii) (except as set forth in Section 12.7) to the extent such Damages exceed in the aggregate, $250,000 ((i) and (ii) constitute the "Sellers'
                                                                  --------
  Basket").
  ------

                      (b)  Buyer shall also be entitled to receive
  indemnification payments with respect to the Basket Exclusions without regard to the individual or aggregate amounts thereof and without regard to whether the aggregate of all other indemnification payments shall have exceeded, in the aggregate the Sellers' Basket.

                      (c)  Following the Closing, except as set forth in
  Section 12.7 respecting the Facility known as Academy, Buyer's sole recourse against David Solomont of Lowell (the cousin of ADS) and Jay H. Solomont (the brother ) (i.e. the two Owner Parties other than SSB, ADS
                           ----
  and his brothers David Solomont and Ahron Solomont) shall be solely as set forth in Section 12.6. Following the Closing, Buyer's sole recourse respecting the Facility known as Academy and the Owner Party thereof will be as set forth in Section 12.7. The indemnification obligations under Sections 12.2(a) and (c) of SSB, ADS, and his brothers David Solomont and Ahron Solomont shall not exceed, in the aggregate, $25,000,000 plus any amounts recoverable from the Indemnification Holdback Amount. This
  Section 12.4(c) shall not apply to a cause of action or claim by Buyer against any Owner Party for fraud.

                      (d) Buyer shall only be liable for indemnification payments for Damages with respect to any representation and warranty other than those made by Buyer and Parent in Section 7.1 (the "Buyer
                                                                 -----
  Basket Exclusions") to the extent such Damages exceed 1% of the total
  -----------------
  Purchase Price (the "Buyer Basket").  The Owner Parties shall also be
                       ------------
  entitled to receive indemnification payments with respect to the Buyer Basket Exclusions without regard to the individual or aggregate amounts thereof and without regard to whether the aggregate of all other indemnification payments shall have exceeded, in the aggregate, the Buyer Basket.

                      (e) The indemnification obligations of Buyer hereunder shall not exceed $10,000,000.

                      (f) Buyer's indemnification obligation may be satisfied by payment of stock of Parent valued at Fair Market Value at the time of delivery or in cash. "Fair Market Value" shall mean the average value of Parent's stock during the ten New York Stock Exchange trading days prior to the date such stock is delivered to Sellers.

            12.5 Procedure for Indemnification -- Third Party Claims.
                 --------------------------------------------------
Promptly after receipt by an indemnified party under Section 12.2 or 12.3 of oral or written notice of a claim or the commencement of any proceeding against it, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such Section, give notice to the indemnifying party of the commencement thereof, but the failure so to notify the indemnifying party shall not relieve it of any liability that it may have to any indemnified party except to the extent the indemnifying party demonstrates that the defense of such action is prejudiced thereby. In case any such proceeding shall be brought against an indemnified party and it shall give notice to the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish (unless the indemnifying party is also a party to such proceeding and the indemnified party determines in good faith that joint representation would be inappropriate), to assume the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such Section for any fees of other counsel or any other expenses with respect to the defense of such proceeding, in each case, subsequently incurred by such indemnified party in connection with the defense thereof. If an indemnifying party assumes the defense of such proceeding, (a) no compromise or settlement thereof may be effected by the indemnifying party without the indemnified party's consent unless (i) there is no finding or admission of any violation of law or any violation of the rights of any Person and there is no effect on any other claims that may be made against the indemnified party and (ii) the sole relief provided is monetary damages that are paid in full by the indemnifying party and (b) the indemnified party shall have no liability with respect to any compromise or settlement effected without its consent. If notice is given to an indemnifying party of the commencement of any proceeding and it does not, within ten (10) days after the indemnified party's notice is given, give notice to the indemnified party of its election to assume the defense thereof which notice shall state that the indemnified party is entitled to indemnification hereunder, the indemnifying party shall be bound by any determination made in such action or any compromise or settlement effected by the indemnified party. Notwithstanding the foregoing, if an indemnified party determines in good faith that there is a reasonable probability that a proceeding may adversely affect it or its Affiliates other than as a result of monetary damages, such indemnified party may, by notice to the indemnifying party, assume the exclusive right to defend, compromise or settle such proceeding, but the indemnifying party shall not be bound by any determination of a proceeding so defended or any compromise or settlement thereof effected without its consent (which shall not be unreasonably withheld).

            12.6 Indemnity Escrow.  At the Closing, Buyer shall deposit the
                 ----------------
Indemnification Holdback Amount with the Escrow Agent to be held and disbursed to Buyer or to the Sellers' Representative in accordance with the Escrow Agreement. Buyer's sole recourse under this Agreement against any Owner Party other than SSB, ADS and his brothers David Solomont and Ahron Solomont (except, as to David Solomont of Lowell, who shall be liable for indemnification respecting Academy without limitation under Section 12.7) shall be by means of recourse to the Indemnification Holdback Amount. Notwithstanding anything to the contrary in the parenthetical clause in the introduction to Article 6, Buyer shall be entitled to receive indemnification from the Indemnification Holdback Amount for any claim under Article 12 without regard to which Seller Entity or Owner Party such claim arises. Any funds deposited by Buyer as the Indemnification Holdback Amount that are not disbursed for indemnification purposes pursuant to
Article 12 hereunder, shall be distributed to the Owner Parties by the Sellers' Representative pursuant to a separate agreement among the Owner Parties and the Sellers' Representative.

            12.7 Special Provision Relating to Academy.  The
                 -------------------------------------
indemnification under Section 12.2(a) and (c) relating to the 174-bed Facility known as Academy Manor and the Seller Entities owning or operating the same (collectively, "Academy") will be subject to the following special provisions on indemnification. The sole Owner Party with responsibility for indemnification under Section 12.2(a) and (c) relating to Academy shall be David Solomont of Lowell (the cousin of ADS). Such indemnification will be subject to all of the provisions of this Article 12, except that the limitation in Section 12.4(a)(ii) shall not apply. There shall be a $300,000 holdback on the Purchase Price relating to Academy in order to partially secure David Solomont of Lowell's indemnification obligations under this Section 12.7.

       13.  TERMINATION.
            -----------

            13.1 Termination Events.  Subject to the provisions of Section
                 ------------------
13.2, this Agreement may, by written notice given at or prior to the Closing in the manner hereinafter provided, be terminated:

                      (a) by either Buyer or the Sellers' Representative if a material default or breach shall be made by the other party with respect to the due and timely performance of any of its covenants and agreements contained herein, or with respect to the due compliance with any of its representations or warranties, and such default or misrepresentation has not been cured within 15 days (plus up to an additional 90 days but not later than March 31, 1997 with diligent prosecution) after the other party has provided such party with written notice thereof and has not been waived;

                      (b) by the Buyer if the satisfaction of any of the conditions set forth in Article 4 is or becomes commercially impossible, other than through failure of Buyer to comply fully with its obligations hereunder, and shall not have been waived by Buyer on or before such date;

                      (c)  by the Sellers' Representative, if the
  satisfaction of any of the conditions set forth in Article 5 is or becomes commercially impossible, other than through failure of Sellers to comply fully with its obligations hereunder, and shall not have been waived by the Sellers' Representative on or before such date;

                      (d) by either the Sellers' Representative or Buyer if the Closing shall not have occurred on or before November 30, 1996 (subject to the provisions of Section 10.3 (Licensure Requirements)) or such later date as may be agreed upon in writing by the parties; provided, however, that a party may not terminate this Agreement under
  --------  -------
  this Section 13.1(d) if the Closing has not occurred solely as a result of such party's breach or willful failure to fulfill its obligations hereunder; provided further, however, in the event any condition set
             -------- -------  -------
  forth in Article 4 or in Article 5 have not been satisfied, the Buyer or the Sellers' Representative shall grant upon the reasonably detailed written request of the other an extension of the Closing for up to 120 days, to enable such party to satisfy such condition and to fully consummate the transactions contemplated hereby;

                      (e) pursuant to Sections 4.1 (Due Diligence), 8.3.1 (Environmental Audit), 10.2 (Title and Survey), 10.3 (Licensure
  Requirements), 11.1 (Casualty), 11.2 (Condemnation) or 15.10 (Schedules);
  or

                      (f) by mutual consent of Buyer and the Sellers' Representative.

            13.2 Effect of Termination.  In the event this Agreement is
                 ---------------------
terminated pursuant to Section 13.1 or otherwise all further obligations of the parties hereunder shall terminate, except that the obligations set forth in Sections 10.4 (Confidentiality), 10.5 (Expenses) or 10.6 (Public Announcements) and the representations in Sections 6.22 (Brokers and Finders) and 7.2 (Brokers and Finders) shall survive. Each party's right of termination hereunder is in addition to any other rights it may have hereunder or otherwise and the exercise of a right of termination shall not be an election of remedies.

       14.  DEFINITIONS.
            -----------

            14.1 Certain Definitions.  For purposes of this Agreement, the
                 -------------------
following terms shall have the following meanings:

                      (a)  "ADS" shall mean Alan D. Solomont.
                            ---

                      (b)  "Affiliate" shall mean, with respect to any
                            ---------
  natural person, corporation, partnership or other entity, a natural person or entity that directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such person or entity.

                      (c)  "Code" shall mean the Internal Revenue Code of
                            ----
  1986, as amended.

                      (d)  "Commonly Controlled Entity" shall mean any
                            --------------------------
  entity which together with any Seller Entity would be treated as a "single employer" under Section 414 of the Code.

                      (e)  "Corporations" shall mean such Seller Entities
                            ------------
  that are corporations, as set forth on Schedule A.

                      (f)  "Environmental Laws" shall mean any state,
                            ------------------
  federal or local laws, ordinances, codes or regulations relating to pollution, natural resources, protection of the environment, or public health and safety, including, without limitation, laws and regulations relating to the handling and disposal of medical and biological waste.

                      [(g) "Escrow Agent" shall mean a law firm, the bank
                            ------------
  or trust company named as such in the Escrow Agreement.

                      (h)  "Escrow Agreement" shall mean an Escrow
                            ----------------
  Agreement among (i) Buyer, (ii) the Sellers' Representative on behalf of the Seller Entities and the Owner Parties and (iii) the Escrow Agent, in such form as Buyer, the Sellers' Representative and the Escrow Agent shall reasonably agree not later than ten days prior to the Closing.]

                      (i)  "Exchange Act" shall mean the Security Exchange
                            ------------
  Act of 1934, as amended.

                      (j)  "Governmental Authority" shall mean any
                            ----------------------
  government or political subdivision thereof, whether federal, state, local or foreign, or any agency or instrumentality of any such government or political subdivision, or any court or arbitration body.

                      (k)  "Hazardous Substances" shall mean (i) any
                            --------------------
  hazardous or toxic waste, substance, or material defined as such in (or for the purposes of) any Environmental Law, (ii) asbestos-containing material, (iii) medical and biological waste, (iv) polychlorinated biphenyls, (v) petroleum products, including gasoline, fuel oil, crude oil and other various constituents of such products, and (vi) any other chemicals, materials or substances, exposure to which is prohibited, limited or regulated by any Environmental Laws.

                      (l)  "Intellectual Property" shall mean all patents,
                            ---------------------
  copyrights, trademarks, software and computer programs, corporate names and other intellectual property rights, including the name "The ADS Group, Inc." and the initials "ADS" (collectively, the "Trade Names"),
                                                          -----------
  including any application for any of the foregoing, used or held in connection with the Facilities.

                      (m)  "Licenses" shall mean all licenses, permits,
                            --------
  certificates, determination of need, consents, approvals, accreditations, waivers and other authorizations (including, without limitation, any authorizations to participate in any state or federal reimbursement program such as Medicaid or Medicare), whether issued or granted by any Governmental Authority or by any other Person, and all operating, licensure and certification rights with respect to all licensed beds.

                      (n)  "Lien" shall mean any lien, pledge, mortgage,
                            ----
  deed of trust, security interest, claim, lease, charge, option, right of first refusal, easement, servitude, restrictive covenants, encroachment or other survey defect, transfer restriction or other encumbrance of any nature whatsoever.

                      (o)  "Partnerships" shall mean such Seller Entities
                            ------------
  that are partnerships, as set forth on Schedule A.

                      (p)  "Person" shall mean any individual, corporation,
                            ------
  partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, or other organization, whether or not a legal entity, and any Governmental Authority.

                      (q)  "SEC" shall mean the Securities and Exchange
                            ---
  Commission, or any successor entity.

                      (r)  "SSB" shall mean Susan S. Bailis.
                            ---

                      (s)  "Securities Act" shall mean the Securities Act
                            --------------
  of 1933, as amended.

                      (t)  "Tax" or "Taxes" shall mean:
                            ---      -----

                           (i)  Any tax, duty, impost, fee or charge of any
  kind or nature whatsoever imposed by any Governmental Authority, including, without limitation, any income, sales, transfer, transfer gains or use taxes, excise, franchise, business and occupation taxes, real or personal property taxes, and gross receipt, unemployment, FICA, FUTA, and other payroll taxes; and

                           (ii) Interest, additions and penalties (civil or
  criminal) imposed in connection with any such tax and any interest in respect of any such additions or penalties; and professional fees incurred in connection with the defense, determination or litigation of any such tax liability.

                      (u)  "Tax Returns" shall mean all federal, state,
                            -----------
  local, and foreign returns (including information returns), reports and declarations of any kind required to be filed by or on behalf of any Seller Entity with respect to Taxes, including, if applicable, consolidated or combined federal, state or local income tax returns of the general and limited partners of any Seller Entity for Code purposes and any returns required with respect to the Taxes described in
  Section 6.15.

            14.2 Other Definitions.  The following capitalized terms are
                 -----------------
defined in the following Sections of this Agreement:

                 Term                        Section
                 ----                        -------

                 Academy                     12.7

                 Additional Facility         8.16
                 Balance Sheet               7.3

                 Basket Exclusions           12.4(a)

                 Benefit Plan                6.17

                 Business                    First recital
                 Buyer                       Preamble

                 Term                        Section
                 ----                        -------

                 Buyer Basket                12.4(d)

                 Buyer Basket Exclusions     12.4(d)

                 Buyer Indemnities           12.2

                 Buyer Subsidiary            3.3.2(e)

                 Cash Payment                2.1

                 Closing                     3.1

                 Closing Date                3.1

                 Condemnation                11.2

                 Condemnation Proceeds       11.2

                 Confidential Information    10.4

                 Contracts                   6.13

                 Damages                     12.2

                 Effective Time              3.2

                 Elder Care Business         6.23

                 Employment Agreements       4.10

                 Environmental Audits        8.3.1

                 Equity Seller Entities      Third recital

                 ERISA                       6.17

                 Facilities                  First recital

                 Fair Market Value           12.4(f)

                 Financial Statements        6.4

                 Guaranty                    Fourth recital

                 Indemnification Holdback    2.1

                 Amount

                 Joint Venture Facilities    First recital

                 Leased Real Property        6.11.2

                 Leased Tangible Property    6.10.2

                 Term                        Section
                 ----                        -------

                 Leases                      6.11.2

                 Management Agreements       8.15

                 Managed Facilities          First recital

                 Material Adverse Effect     6.5

                 Merged Seller Entities      Third recital

                 Necessary Consents          15.10

                 Operated Facilities         First recital

                 Operator Seller Entities    3.3.1(d)

                 Owned Real Property         6.11.1

                 Owned Tangible Property     6.10.1

                 Owner Parties               Preamble

                 Owners                      Preamble

                 Parent                      Fourth recital

                 Parent Shares               2.1

                 Patients' Trust Fund        3.3.1(e)
                 Assignment

                 Permitted Encumbrances      6.11.1

                 Purchase Price              2.1

                 Real Property               6.11.2

                 Restricted Period           10.9.1(a)

                 Restricted Persons          10.9.1

                 Restrictive Covenants       10.9.2

                 Section 338(h)(10)          8.13
                 Election

                 SEC Documents               7.3

                 Seller Entities             Preamble

                 Sellers                     Preamble

                 Term                        Section
                 ----                        -------

                 Sellers Basket              12.4(a)

                 Sellers Indemnities         12.3

                 Sellers' Representative     8.11

                 Stock Payment Amount        2.1

                 Tangible Property           6.10.3

                 Tangible Property Leases    6.10.2

                 Trade Names                 14.1(f)

                 WARN                        6.17(P)

            14.3 Miscellaneous Definitions.  The words "hereof," "herein,"
                 -------------------------
"hereby" and "hereunder," and words of like import, refer to this Agreement as a whole and not to any particular Section hereof. References herein to any Section, Schedule or Exhibit refer to such Section of, or such Schedule or Exhibit to, this Agreement, unless the context otherwise requires. All pronouns and any variations thereof refer to the masculine, feminine or neuter gender, singular or plural, as the context may require.

       15.  MISCELLANEOUS.
            -------------

            15.1 Successors.  Without derogating from the restrictions on
                 ----------
assignment hereafter specified in Section 15.6, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns.

            15.2 Further Assurances.  Each of the parties hereto agrees
                 ------------------
that it will, from time to time after the date of this Agreement, execute and deliver such other certificates, documents and instruments and take such other action as may be reasonably requested by any other party to carry out more effectively the transactions contemplated hereby. The Owner Parties and the Seller Entities acknowledge that to the extent that their consent is required under any agreement or document to effect any transaction set forth on Exhibit A (as the same may hereafter be modified in accordance with this Agreement) their execution and delivery of this Agreement shall constitute such consent.

            15.3 Waiver.  Any provision of this Agreement may be waived at
                 ------
any time by the party which is entitled to the benefits thereof, and this Agreement may be amended or supplemented at any time. No such waiver, amendment, or supplement shall be effective unless in writing and signed by the Sellers' Representative and Buyer.

            15.4 Entire Agreement.  This Agreement (together with the
                 ----------------
certificates, agreements, including, without limitation, the Guaranty, Exhibits, Schedules, instruments and other documents referred to herein) constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, both written and oral, with respect to such subject matter. The only representations made by the parties hereto with respect to the subject matter hereof are the representations and warranties contained in or made pursuant to this Agreement by reference in this Agreement.

            15.5 Governing Law; Consent to Jurisdiction.  This Agreement
                 --------------------------------------
shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts applicable to agreements made and to be performed entirely within such state. Any action or proceeding brought by a party against any other party in connection with this Agreement may be commenced in any federal or state court located in the City of Boston, and all objections to personal jurisdiction and venue in any action or proceed-ing so commenced are hereby waived. As long as service of process is by notice as provided in this Agreement or as required by any such court, all objections to improper service of process are hereby waived.

            15.6 Assignment.  Neither Buyer nor the Seller Entities and the
                 ----------
Owner Parties may assign this Agreement to any other Person without the prior written consent of the Sellers' Representative and Buyer and any such purported assignment shall be void; provided, however, that (i) Buyer may
                                    --------  -------
assign its rights hereunder to one or more Affiliates of Buyer and
(ii) Buyer or its permitted assigns may assign for collateral their rights hereunder to any Person who is providing financing in connection with the transactions contemplated hereunder. The Seller Entities and the Owner Parties agree that Buyer may elect to cause all or a portion of the acquisitions described herein to be effected through a sale to a third person and simultaneous lease to Buyer or its Affiliates.

            15.7 Notices.  All notices and other communications hereunder
                 -------
shall be in writing and shall be deemed to have been duly given (a) when delivered personally, (b) when transmitted by telecopy (receipt confirmed),
(c) on the fifth business day following mailing (with proper postage affixed) by registered or certified mail in the continental United States (return receipt requested), or (d) on the next business day following deposit with an overnight delivery service of national reputation, to the parties at the following addresses and telecopy numbers (or at such other address or telecopy number for a party as may be specified by like notice):

            If to any Seller, to:

            The A-D-S Group
            400 Centre Street
            Newton, MA 02158
            Attention: Alan D. Solomont
            Telephone: 617-332-5522
            Telecopy: 617-332-2196

            With a copy to:

            Goulston & Storrs
            400 Atlantic Avenue
            Boston, MA  02110-3333
            Attention: Alan S. Goldberg
            Telephone: 617-482-1776
            Telecopy: 617-574-4112

            If to Buyer or Parent, to:

            c/o The Multicare Companies, Inc.
            411 Hackensack Avenue
            Hackensack, New Jersey 07601
            Attention: Daniel E. Straus
            Telephone:     201-488-8818
            Telecopy: 201-525-5959

            With a copy to:

            The Multicare Companies, Inc.
            411 Hackensack Avenue
            Hackensack, New Jersey 07601
            Attention: General Counsel
            Telephone:     201-488-8818
            Telecopy: 201-525-5959

            And to:

            Paul, Weiss, Rifkind, Wharton & Garrison
            1285 Avenue of the Americas
            New York, New York 10019-6064
            Attention: Carl L. Reisner
            Telephone: 212-373-3017
            Telecopy: 212-757-3990

            15.8 Headings.  The headings contained in this Agreement,
                 --------
including the Schedules and Exhibits, are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

            15.9 Counterparts.  This Agreement may be executed in multiple
                 ------------
counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party but parties are bound notwithstanding that other parties do not sign, it being understood that all parties need not sign the same counterpart. The parties will nevertheless be bound as to all matters included herein (except respecting Academy) when this Agreement is executed by all parties other than David Solomont of Lowell.

            15.10     Exhibits, Schedules and Due Diligence.  The Exhibits
                      -------------------------------------
and Schedules to this Agreement are incorporated by reference herein and are made a part hereof as if they were fully set forth herein. The parties hereto acknowledge that Buyer is executing this Agreement without any Schedules attached, with only a provisionally completed Exhibit A attached and without Buyer having received all information required to be furnished to it hereunder. ADS agrees to deliver, or cause to be delivered, to the Buyer complete drafts of such Schedules, a completed draft of Exhibit A and the balance of the required information on or before July 10, 1996. Thereafter the parties shall use their respective best efforts to finalize and agree to such Schedules and Exhibit and to review such information on or before August 15, 1996. In all events, the Schedules, such Exhibit and such information must be acceptable to Buyer in its sole discretion. In addition, ADS agrees to use his best efforts to obtain any consents (including necessary corporate votes and partnership approvals in ratification of execution by ADS on behalf of Seller Entities of this Agreement) of the persons set forth on Schedule 6.1.3 and of the Owners other than the Owner Parties (the "Necessary Consents") on or before
                                   ------------------
August 15, 1996. If such Schedules, such Exhibit and such information are not delivered, or if the Schedules, such Exhibit and such information are not agreed upon, or if the Necessary Consents are not obtained, in each case in the manner and within the time periods described above, unless the Buyer and Sellers' Representative have agreed otherwise, then Buyer, except as set forth in Section 13.2, shall have the right to terminate this Agreement, by notice thereof given not later than August 18, 1996, without liability of any party. So long as ADS has used his best efforts to obtain the Necessary Consents, so to complete the Schedules and such Exhibit and to furnish such information (it being recognized and understood by the parties hereto that some of such information may not be furnished to Buyer without the approval of third Persons) neither ADS, any Seller Entity nor any other Owner Party shall have any liability for the failure to obtain any Necessary Consents, so to complete the Schedules and such Exhibit or so to furnish such information. Notwithstanding such best efforts, if on or before August 15, 1996 the Necessary Consents have not been obtained, the Schedules and such Exhibit have not been so completed, or such information has not been so furnished, then the parties shall use their best efforts prior to September 30, 1996 to modify this Agreement or to enter into alternative arrangements, to achieve, as nearly as practicable, the purposes and intents of this

Agreement, it being understood that in all events Section 10.7 shall be binding on the Seller Entities and the Owner Parties; provided, however that if this Agreement is not so modified or alternative arrangements are not so entered into prior to March 31, 1997, then the Buyer shall have the right to terminate this Agreement, by notice thereof given not later than March 31, 1997, without liability to any party.

            15.11     Severability.  The invalidity of any term or terms of
                      ------------
this Agreement shall not affect any other term of this Agreement, which shall remain in full force and effect.

            15.12     No Third Party Beneficiaries.  There are no third
                      ----------------------------
party beneficiaries of this Agreement or of the transactions contemplated hereby and nothing contained herein shall be deemed to confer upon any one other than the parties hereto (and their heirs, successors and permitted assigns) any right to insist upon or to enforce the performance of any of the obligations contained herein.

       IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                         BUYER:

                              ADS/MULTICARE, INC.


                              By: ___________________________________
                                    Name:
                                    Title:


                         SELLER ENTITIES:


                              ACADEMY MANOR NURSING HOME, INC.


                              By: ___________________________________
                                    Name:
                                    Title:


                              ACADEMY REALTY


                              By: ___________________________________
                                    Name:
                                    Title:


                              ADS APPLE VALLEY, INC.


                              By: ___________________________________
                                    Name:
                                    Title:


                              ADS CONSULTING, INC.


                              By: ___________________________________
                                    Name:

                                    Title:


                              ADS HINGHAM LIMITED PARTNERSHIP

                                  By:  ADS Hingham Nursing Facility, Inc., its
                              general partner

                                  By:  ___________________________________
                                       Name:
                                        Title:



                              ADS HINGHAM NURSING FACILITY, INC.


                              By: ___________________________________
                                    Name:
                                    Title:



                              ADS MANAGEMENT, INC.


                              By: ___________________________________
                                    Name:
                                    Title:


                              ADS PALM CHELMSFORD, INC.


                              By: ___________________________________
                                    Name:
                                    Title:

                              ADS RECUPERATIVE CENTER, INC.


                              By: ___________________________________
                                    Name:
                                    Title:


                              ADS RECUPERATIVE CENTER LIMITED     PARTNERSHIP

                                  By:  ADS Recuperative Center, Inc., its
                                       general partner


                                  By:  ___________________________________
                                       Name:
                                       Title:


                              ADS RESERVOIR WALTHAM, INC.


                              By: ___________________________________
                                    Name:
                                    Title:


                              ADS SENIOR HOUSING, INC.


                              By: ___________________________________
                                    Name:
                                    Title:


                              ARCADIA ASSOCIATES


                              By:  ___________________________________
                                       Alan D. Solomont

                              ASL, INC.


                              By: ___________________________________
                                    Name:
                                    Title:


                              NORTH ANDOVER ASSOCIATES


                              By:  ___________________________________
                                       Alan D. Solomont


                              NURSING AND RETIREMENT CENTER
                              OF THE ANDOVERS


                              By: ___________________________________
                                    Name:
                                    Title:


                              PRESCOTT NURSING HOME ASSOCIATES

                                  By:  Prescott Nursing Home, Inc.


                                  By:__________________________________
                                        Name:
                                        Title:


                              PRESCOTT NURSING HOME, INC.


                              By: ___________________________________
                                    Name:
                                    Title:

                              SENIOR SOURCE, INC.


                              By: ___________________________________
                                    Name:
                                    Title:



                              SOLOMONT BROOKLINE LIMITED PARTNERSHIP

                                  By:  Solomont Family Brookline Venture
                                       Limited Partnership, its general partner


                                     By:  Solomont Family Brookline, Inc.
                                          its general partner

                                     By:_________________________________
                                           Name:
                                           Title:


                              SOLOMONT FAMILY BROOKLINE VENTURE LIMITED
                              PARTNERSHIP

                                  By:  Solomont Family Brookline Venture, Inc.
                                       its general partner


                                  By:__________________________________
                                        Name:
                                        Title:


                              SOLOMONT FAMILY BROOKLINE
                              VENTURE, INC.


                              By: ___________________________________
                                    Name:
                                    Title:

                              SOLOMONT FAMILY FALL RIVER
                              VENTURE, INC.


                              By: ___________________________________
                                    Name:
                                    Title:


                              SOLOMONT FAMILY MEDFORD
                              VENTURE, INC.


                              By: ___________________________________
                                    Name:
                                    Title:


                              THE ADS GROUP, INC.


                              By: ___________________________________
                                    Name:
                                    Title:


                              WESTFORD NURSING AND RETIREMENT
                              CENTER, INC.


                              By: ___________________________________
                                    Name:
                                    Title:

                              WESTFORD NURSING AND RETIREMENT CENTER LIMITED PARTNERSHIP

                                By:  Westford Nursing & Retirement Center,
                                     Inc., its general partner

                                 By:__________________________________
                                       Name:
                                       Title:


                              WILLOW MANOR NURSING HOME, INC.


                              By: ___________________________________
                                    Name:
                                    Title:


                         OWNER PARTIES:

                              _______________________________________
                              Alan D. Solomont


                              _______________________________________
                              David Solomont


                              _______________________________________
                              Ahron M. Solomont


                              _______________________________________
                              Jay H. Solomont


                              _______________________________________
                              Susan S. Bailis


                              _______________________________________
                              David Solomont

                                    Exhibit A

                                                               PWRW&G DRAFT
                                                                    6/17/96

                                                                  Exhibit A
                                                                  ---------



                                Transactions
                                ------------


                    PRELIMINARY NOTE:  SUBJECT TO REVIEW
                 FOR, AMONG OTHER THINGS, TRANSFER TAX AND
                 REIMBURSEMENT ISSUES.  REVERSE MERGERS ARE
                  A POSSIBLE ALTERNATIVE IN CERTAIN CASES.


1.ADS Management, Inc. (S Corporation)

A.Each stockholder of ADS Management, Inc. (i.e., Alan Solomont (45%),
                                            ----
David Solomont (22.5%), Ahron Solomont (22.5%) and Susan Bailis (10%)) shall sell their stock to the Buyer (except that Susan Bailis shall only transfer 4.02% of her shares of stock).

     B. Buyer shall pay cash consideration to each stockholder of ADS Management, Inc. as follows:

               Alan Solomont       $    3,750,750
               David Solomont      $    1,875,375
               Ahron Solomont      $    1,875,375
               Susan Bailis        $       33,500
                                        ----------
                       Total       $    7,535,000

     C. Susan Bailis shall transfer her remaining shares of stock of ADS Management, Inc. to Parent in exchange for 40,251 Parent Shares. Parent shall make a contribution of the shares of ADS Management, Inc. to the capital of Buyer.

     D.   Contractual consents required:

          (i)  Need to check Loan and Trust Agreement among Mass.
               Industrial Finance Agency, Mary Ann Morse Nursing Home, Inc. and Fleet Bank regarding consents. Document not provided.

          (ii) Pursuant to the Management Agreement with Village Manor Nursing Home, Inc. ("Owner"), if a majority of the voting shares of ADS Management, Inc. is to be transferred, ADS must notify Owner of identity of transferee; if Owner does not approve transferee (such approval not to be unreasonably withheld), Owner shall then have right, within 10 days after giving of such transfer notice by ADS Management, Inc., to elect to terminate agreement, such agreement to terminate 90 days after Owner's notice.

          (iii) Terminate Loan Agreement ("Loan"), dated 6/17/94 between ADS Management, Inc. and Enterprise Bank and Trust Company; Release liens.

          (iv) Release of Guarantees of Alan Solomont, Susan Bailis and David Solomont in connection with Loan

     E.   Owner consents (other than Owner Parties):

               None.

2.   ADS Consulting, Inc. (S Corporation)

     A.   Each stockholder of ADS Consulting, Inc. (i.e., Alan Solomont
                                                    ----
          (27%), David Solomont (13.5%), Ahron Solomont (13.5%), Susan Bailis (26%) and David Rouch (20%)) shall transfer their shares of stock to Parent (except that David Rouch shall only transfer 50% of his shares of stock) in exchange for Parent Shares.

     B. Parent shall make a contribution of the shares of ADS Consulting, Inc. to the capital of Buyer. Parent shall transfer 168,588 Parent Shares to the stockholders of ADS Consulting, Inc. as follows:


           Alan Solomont      50,577 Shares

           David Solomont     25,288 Shares

           Ahron Solomont     25,288 Shares

           Susan Bailis       48,703 Shares

           David Rouch        18,732 Shares
                            -------------------
                   Total:     168,588 Shares


     C. David Rouch shall sell his remaining shares of stock of ADS Consulting, Inc. to Buyer in consideration of $372,300 Buyer shall pay to David Rouch.

     D.   Consents required:

               None.

3.   ADS Senior Housing, Inc. (S Corporation)

     A.   Each stockholder of ADS Senior Housing, Inc. (i.e., Alan Solomont
                                                        ----
          (36%), David Solomont (18%), Ahron Solomont (18%), Susan Bailis (18%) and Thomas Grape (10%)) shall transfer their shares of stock to Parent in exchange for Parent Shares.

     B. Parent shall make a contribution of the shares of ADS Senior Housing, Inc. to the capital of Buyer. Parent shall transfer 111,346 Parent Shares to the stockholders of ADS Senior Housing, Inc. as follows:


           Alan Solomont        40,085 Shares

           David Solomont       20,042 Shares

           Ahron Solomont       20,042 Shares

           Susan Bailis         20,042 Shares

           Thomas Grape         11,135 Shares
                            -------------------
                   TotaL       111,346 Shares


     C.   Contractual consents required:

          (i) Management Agreement with Heritage at Falls Assisted Living Limited Partnership ("Partnership") - terminable by either party within 15 days upon a sale or transfer of substantially all of the assets to any party not an affiliate of General Partner of the Partnership. [G&S: Who has authority to give consent for the Partnership?]

          (ii) Note: Management Agreements with Cabot Park Limited Partnership, Cleveland Circle Assisted Living L.P., Vernon Court Associated L.P. permits Massachusetts Housing Finance Authority ("MHFA") to terminate agreements without cause. [Will we approach MHFA for consent?]

          (iii) No assignment of Development & Overview Agreement with MetroWest Health, Inc. and Mary Ann Morse. [GPS: Do you agree no consent required?]

     D.   Owner consents (other than Owner Parties):

               None.

4.   Senior Source, Inc. (S Corporation)

     A.   Each stockholder of Senior Source, Inc. (i.e., Alan Solomont
                                                   ----
          (36%), David Solomont (18%), Ahron Solomont (18%), Susan Bailis (18%) and Thomas Grape (10%)) shall transfer their shares of stock to Parent in exchange for Parent Shares to the Buyer.

     B. Parent shall make a contribution of the shares of Senior Source, Inc. to the capital of Buyer. Parent shall transfer 25,157 Parent Shares to the stockholders of Senior Source, Inc. as follows:


           Alan Solomont        9,057 Shares

           David Solomont       4,528 Shares


           Ahron Solomont       4,528 Shares
           Susan Bailis         4,528 Shares

           Thomas Grape         2,516 Shares

                            -------------------
                   TotaL       25,157 Shares


     C.   Consents required:

               None.

5.   Scotchwood

     A.   Each partner of Scotchwood (i.e., Alan Solomont (40%), David
                                      ----
          Solomont (20%), Ahron Solomont (20%) and Susan Bailis (20%)) shall sell their partnership interests to Buyer (except that Susan Bailis shall only transfer 53.58% of her partnership interests).

     B. Buyer shall pay cash consideration to each partner of Scotchwood, as follows:

           Alan Solomont      $   861,600

           David Solomont     $   430,800

           Ahron Solomont     $   430,800

           Susan Bailis       $   230,800
                              -----------

                        Total $1,954,000

     C. Susan Bailis shall transfer her remaining partnership interests of Scotchwood to Parent in exchange for 10,063 Parent Shares. Parent shall make a contribution of the partnership interests of Scotchwood to the capital of Buyer.

     D.   Consents required:

               None.

6.   The ADS Group, Inc.

     A. Alan Solomont, the sole stockholder of The ADS Group, Inc. shall transfer 63.636% of his shares of stock to Parent in exchange for 176,102 Parent Shares.

     B. Alan Solomont shall sell his remaining shares of stock of The ADS Group, Inc. to Buyer in consideration of $2 million Buyer shall pay to Alan Solomont.

     C.   Consents required.

          None.

7.   Academy Manor Nursing Home, Inc. ("Academy, Inc.")
     Academy Realty

     A.   Each stockholder of Academy, Inc. (i.e., David Solomont of Lowell
                                             ----
          (24%), Robert Kahn (24%) and Meyer Solomont (53%)) shall sell their stock to Buyer.

     B. Buyer shall pay cash consideration to each partner of Academy, Inc., as follows:

           David Solomont     $   480,000

           Robert Kahn        $   480,000

           Meyer Solomont     $ 1,040,000
                              ------------
                        Total $ 2,000,000


     C.   Each partner of Academy Realty (i.e., David Solomont of Lowell
                                          ----
          (24%), Robert Kahn (24%) and Meyer Solomont (52%)) shall sell their stock to Buyer.1

     D. Buyer shall pay cash consideration to each partner of Academy Realty, as follows:

           David Solomont     $   780,000

           Robert Kahn        $   780,000

           Meyer Solomont     $ 1,690,000
                              ------------
                        Total $ 3,250,000


- --------------------
1/   We have a1ssumed that the ownership structure is identical to
- -    Academy, Inc.

8.   Arcadia Associates (General Partnership)
     ASL, Inc. d/b/a Heritage Nursing Care Center (S Corporation)

     A. Buyer shall incorporate Health Resources of Arcadia, Inc. as a wholly-owned subsidiary.

     B. First, Alan Solomont shall transfer his 12.5% partnership interest to Parent in consideration for $136,500 and Parent shall contribute interest to Buyer who shall contribute it to Health Resources of Arcadia, Inc. Next, each other partner of Arcadia Associates (i.e., David Solomont (12.5%), Jay Solomont (12.5%),
                       ----
          Ahron Solomont (12.5%), Leon Landa (25%), E. Casso (6.25%), G. Jasne (6.25%), P. Altsher (6.25%) and B. Petty (6.25%)) shall each transfer their partnership interests in Arcadia Associates to Buyer for cash as follows:

               David Solomont      $    136,500
               Jay Solomont             136,500
               Ahron Solomont      $    136,500
               Leon Landa          $    273,000
               E. Casso            $     68,250
               G. Jasne            $     68,250
               P. Altsher          $     68,250
               B. Petty            $     68,250
                                   ------------
                   Total           $  1,092,000

     C.   Each stockholder of ASL, Inc., (i.e., Alan Solomont (12.5%),
                                          ----
          David Solomont (12.5%), Jay Solomont (12.5%), Ahron Solomont (12.5%), Leon Landa (25%), E. Casso (6.25%), G. Jasne (6.25%), P.
          Altsher (6.25%) and B. Petty (6.25%)) shall sell their stock to Buyer.

     D. Buyer shall pay cash consideration to each stockholder of ASL, Inc. as follows:

           Alan Solomont       $  125,000
           David Solomont      $  125,000
           Jay Solomont        $  125,000
           Ahron Solomont      $  125,000
           Leon Landa          $  250,000
           E. Casso            $   62,500
           G. Jasne            $   62,500
           P. Altsher          $   62,500
           B. Petty            $   62,500
                              -----------
                  Total        $1,000,000

     E. Lease will remain between Arcadia Associates and ASL, Inc. Management Agreement will remain between ADS Management, Inc. and ASL, Inc. License is held by ASL, Inc.

     F.   Consents required:

          (i) ASL, Inc. - stockholder wishing to sell, transfer or assign any stock must notify the Board of Directors and give the corporation the option to purchase such stock. ASL, Inc. hereby consents to transfer to Buyer.

          (ii) Loan Agreement dated 11/30/93 between ASL, Inc. and Fleet Bank to be repaid. Will need to release collateral and Guaranty made by [Murray Altsher], Ahron Solomont, Alan Solomont, Leon Landa, Jay Solomont and David Solomont

     G.   Owner consents (other than Owner Parties)

          (i) Arcadia Associates Partnership Agreement - transfer of interest requires unanimous consent. If consent not obtained, sale will be effected through an asset sale as to which Alan Solomont requires no consent from any other partner.

          (ii) Arcadia Realty Trust - need to check/understand

9. North Andover Associates ("NAA") (General Partnership) Nursing and Retirement Center of the Andovers, Inc. ("NRCA") (S Corporation)

     A. Buyer shall incorporate Health Resources of North Andover, Inc., as a wholly-owned subsidiary of Buyer.

     B.   Each partner of NAA other than Alan Solomont (i.e., David
                                                        ----
          Solomont (18%), Jay Solomont (18%), Ahron Solomont (18%), Susan Bailis (9%), David Solomont of Lowell (9%) and Mark Tobin (10%)) shall each transfer their partnership interests to Buyer and Alan Solomont (18%) shall transfer his partnership interest to Health Resources of North Andover, Inc.

     C. Buyer (or Health Resources of North Andover, Inc.) shall pay a cash consideration to each partner of North Andover Associates as follows:

               Alan Solomont  $   478,980
               David Solomont $   478,980
               Jay Solomont   $   478,980
               Ahron Solomont $   478,980
               Susan Bailis   $   239,490
               David Solomont
                of Lowell     $   239,490
               Mark Tobin     $   266,100
                              -----------
                    Total     $ 2,661,000

     D.   Each stockholder of NRCA (i.e., Alan Solomont (18%), David
                                    ----
          Solomont (18%), Jay Solomont (18%), Ahron Solomont (18%), Susan Bailis (9%), David Solomont of Lowell (9%) and Mark Tobin (10%)) shall sell their respective shares of stock to Buyer.

     E. Buyer shall pay cash consideration to each stockholder of NRCA as follows:

               Alan Solomont  $   540,000
               David Solomont $   540,000
               Jay Solomont   $   540,000
               Ahron Solomont $   540,000
               Susan Bailis   $   270,000
               David Solomont
                of Lowell     $   270,000
               Mark Tobin     $   300,000
                              -----------
                    Total     $ 3,000,000

     F.   Lease will remain between NRCA and NAA

          Management Agreement will remain between ADS Management, Inc. and NRCA. License is held by NRCA.

     G.   Consents required:

          (i) Pursuant to NAA Partnership Agreement, transfers of interest requires consent of other partners.

          (ii) Bay Bank Term Loan will be repaid.

               Note: Loan is cross collateralized with working capital loan of North Andover Assisted Living Limited Partnership. Need to release mortgage, security agreement and pledge agreement which were executed in connection therewith. Guarantees to be released.

10.  Prescott Nursing Home, Inc. (S Corporation)
     Prescott Nursing Home Associates ("PNHA")

     A.   Each stockholder of Prescott Nursing Home, Inc. (i.e., Alan
                                                           ----
          Solomont (8.33%), David Solomont (8.33%), Jay Solomont (8.33%), Ahron Solomont (8.33%),Meyer Solomont (33.34%) and Stan Sydney (33.34%)) shall sell their stock to Buyer.

     B. Buyer shall pay cash consideration to each stockholder of Prescott Nursing Home, Inc. as follows:

               Alan Solomont        $    83,134
               David Solomont       $    83,134
               Jay Solomont         $    83,133
               Ahron Solomont       $    83,133
               Meyer Solomont       $   332,733
               Stan Sydney          $   332,733
                                     ----------
                         Total      $   998,000

     C.   Each limited partner of PNHA (i.e., Alan Solomont (10.72%), David
                                        ----
          Solomont (10.72%), Jay Solomont (10.72%), Ahron Solomont (10.72%), David Solomont of Lowell (6.93%) Stan Sydney (33.00%)), Meyer Solomont (8.00%), Scott Kahn (2.0463%), Amy Kahn (2.0463%), Lisa Kahn (2.0463%) and Gabriel Kahn (2.0463%) shall sell their Partnership interests to Buyer.

     D. Buyer shall pay cash consideration to each partner of PNHA as follows:

               Alan Solomont        $    651,911
               David Solomont       $    651,911
               Jay Solomont         $    651,911
               Ahron Solomont       $    651,911
               Meyer Solomont       $    486,400
               David Solomont
                 of Lowell          $    421,096
               Stan Sydney          $  2,006,400
               Scott Kahn           $    124,415
               Amy Kahn             $    124,415
               Lisa Kahn            $    124,415
               Gabriel Kahn         $    124,415
                                    ------------
                         Total      $  6,019,200

     E.   Consents required:

          (i) Prescott Nursing Home, Inc. -- stockholder wishing to sell or transfer any stock must notify Board of Directors and give the corporation the option to purchase such stock.

          Note:     Documents have not been provided with respect to PNHA
          or the HUD loan.

11.  ADS Palm Chelmsford, Inc. ("ADS Palm") (S Corporation)

     A.   Each stockholder of ADS Palm (i.e., Alan Solomont (22.5%), David
                                        ----
          Solomont (22.5%), Jay Solomont (22.5%), Ahron Solomont (22.5%) and Susan Bailis (10%)) shall sell their stock to Buyer.

     B. Buyer shall pay cash consideration to each stockholder as follows:

               Alan Solomont    $    292,275
               David Solomont   $    292,275
               Jay Solomont     $    292,275
               Ahron Solomont   $    292,275
               Susan Bailis     $    129,900
                              --------------
                       Total    $  1,299,000

     C.   Consents required:

          (i) Health Care Properties Investors, Inc., which is the owner of the Facility and the lessor under an Operating Lease, dated 6/30/95, must consent under the Operating Lease.

     D.   Owner consents (other than Owner Parties):

          None.

12.  ADS Reservoir Waltham, Inc. (S Corporation)

     A.   Each stockholder of ADS Reservoir Waltham, Inc. (i.e., Alan
                                                           ----
          Solomont (22.5%), David Solomont (22.5%), Jay Solomont (22.5%), Ahron Solomont (22.5) and, Susan Bailis (10%)) shall sell their stock to Buyer.

     B. Buyer shall pay cash consideration to each stockholder as follows:

               Alan Solomont       $    297,450
               David Solomont      $    297,450
               Jay Solomont        $    297,450
               Ahron Solomont      $    297,450
               Susan Bailis        $    132,200
                                   ------------
                    Total          $  1,322,000

     C. Facility is leased by ADS Palm Chelmsford, Inc. from Health Care Properties Investors, Inc. pursuant to an Operating Lease, dated 6/30/95. ADS Palm Chelmsford, Inc. subleases Reservoir NH to ADS Reservoir Waltham, Inc. pursuant to a sublease, dated 6/30/95. Sublease will remain between ADS Palm Chelmsford, Inc. as Sublessor and ADS Reservoir Waltham, Inc. as Sublessee.

     D.   Consents required:

          (i)  Health Care Properties Investors, Inc. pursuant to Operating
          Lease.

     E.   Owner consents (other than Owner Parties):

          None.

13.  Willow Manor Nursing Home, Inc. (S Corporation) ("WMNH")

     A.   Each stockholder of WMNH (i.e., Alan Solomont (25%), David
                                    ----
          Solomont (25%), Jay Solomont (25%) and Ahron Solomont (25%)) shall sell their stock to Buyer.

     B. Buyer shall pay cash consideration to each stockholder of WMNH as follows:

            Alan Solomont       $      649,000
            David Solomont      $      649,000
            Jay Solomont        $      649,000
            Ahron Solomont      $      649,000
                                --------------
                       Total    $    2,596,000


     C.   Consents required:

          (i)  Loan from Fleet Bank of Massachusetts, N.A. to be repaid.

          (ii) Release of Mortgage and Security Agreements and Pledge Agreements and of Collateral and Guarantees of Alan, Jay, David & Ahron Solomont

          (iii) Two classes of stock exist. Must notify Board of Directors and give the corporation the option to purchase the stock.

     D.   Owner consents (other than Owner Parties):

          None.

     [NOTE: CONSIDER SPLIT OF OPERATION FROM REAL ESTATE. CONSIDER SELLING OPERATION FIRST TO A SPECIAL PURPOSE SUBSIDIARY OF BUYER.]

14.  Solomont Family Brookline Venture, Inc. (S-Corporation) ("SFBV, Inc.")

     Solomont Family Brookline Venture, L.P. ("SFBV, L.P.")
     Solomont Brookline, LP ("SB")

     A.   Each stockholder of SFBV, Inc. (i.e., Alan Solomont (22.5%),
                                          ----
          David Solomont (22.5%), Ahron Solomont (22.5%), Jay Solomont (22.5%) and Susan Bailis (10%)) shall sell their stock to Buyer.

     B. Buyer shall pay cash consideration to each stockholder of SFBV, as follows:

            Alan Solomont           $   4,296
            David Solomont          $   4,296
            Ahron Solomont          $   4,296
            Jay Solomont            $   4,296
            Susan Bailis            $   1,907
                                    ---------
                  Total             $  19,091


     C.   Each partner of SFBV, L.P. (i.e., Alan Solomont (24.75%), David
                                      ----
          Solomont (24.75%), Ahron Solomont (24.75%) and Jay Solomont (24.75%)) shall sell their partnership interests to Buyer.

     D. Buyer shall pay cash consideration to each partner of SFBV, L.P. as follows:

            Alan Solomont          $   472,505
            David Solomont         $   472,505
            Ahron Solomont         $   472,505
            Jay Solomont           $   472,505
                                   -----------
                      Total        $ 1,890,020

     E. Buyer shall incorporate Health Resources of Brookline, Inc. as a wholly-owned subsidiary.

     F. The [Rinet Group] and Susan Bailis shall transfer their limited partnership interests (Rinet Group (63.59%) and Susan Bailis (1.41%) to Health Resources of Brookline, Inc. for cash as follows:

            Rinet Group       $  5,456,848
            Susan Bailis      $    121,040
                              ------------
                       Total  $  5,577,888

     G.   Consents Required:

          (i) Loan between Solomont Brookline, L.P. and BayBank will be repaid.

          (ii) Release Guaranty of Alan Solomont and collateral in connection with the Loan.

          (iii)     Consents required by the Subscription Agreements.

15. Westford Nursing and Retirement Center, Inc. ("Westford, Inc.") Westford Nursing and Retirement Center, LP ("Westford, LP")

     A.   Each stockholder of Westford, Inc. (i.e., Alan Solomont (14%),
                                              ----
          David Solomont (13.83%), Jay Solomont (13.83%), Ahron Solomont (13.83%), R. & H. Kahn (22.17%) and D. & J. Solomont (22.34%))
          shall sell their stock to Buyer.

     B. Buyer shall pay cash consideration to each stockholder of Westford, Inc. as follows:

               Alan Solomont       $      9,160
               David Solomont      $      9,051
               Jay Solomont        $      9,051
               Ahron Solomont      $      9,051
               R.&H. Kahn          $     14,506
               D.&J. Solomont      $     14,611
                                   ------------
                      Total        $     65,430


     C.   Each limited partner of Westford, LP. (i.e., Alan D. Solomont
                                                 ----
          (13.86%), David Solomont (13.695%), Jay Solomont (13.695%), Ahron Solomont (13.695%), R. & H. Kahn (21.945%), and D. & J. Solomont (22.11%)) shall sell their limited partnership interests to Buyer.

     D. Buyer shall pay cash consideration to each limited partner of Westford, LP. as follows:

               Alan Solomont       $     906,860
               David Solomont      $     896,064
               Jay Solomont        $     896,064
               Ahron Solomont      $     896,064
               R.&H. Kahn          $   1,435,861
               D.&J. Solomont      $   1,446,657
                                   -------------
                   Total           $   6,477,570

     E.   Consents required:

          (i) Pursuant to Westford, LP Partnership Agreement, transfers of interest requires consent of other parties.

          (ii) Need to see HUD Loan - Assumption is consent will be required, and that this will not be paid off.

          (iii)     Consents pursuant to Subscription Agreement.
     F.   Owner consents (other than Owner Parties)

          Transfer requires Kahns' and D. & J. Solomonts' consent. If they fail to consent, consider reverse merger for Westford, Inc. and asset sale or merger for Westford L.P.

16.  ADS Hingham Nursing Facility, Inc. ("Hingham, Inc.")
     ADS Hingham Limited Partnership ("Hingham, LP")

     A.   Each stockholder of Hingham, Inc. (i.e., Alan Solomont (25%),
                                             ----
          David Solomont (25%), Ahron Solomont (25%) and Susan Bailis (25%)) shall sell their stock to Buyer.

     B. Buyer shall pay cash consideration to each stockholder of Hingham, Inc. as follows:

               Alan Solomont     $      5,245
               David Solomont    $      5,245
               Ahron Solomont    $      5,245
               Susan Bailis      $      5,245
                                 ------------
                         Total   $     20,980

     C.   Each limited partner of Hingham, LP. (i.e., Alan Solomont
                                                ----
          (27.5%), David Solomont (27.5%), Ahron Solomont (27.5%) and Susan Bailis (16.5%)) shall sell their limited partnership interests to Buyer.

     D. Buyer shall pay cash consideration to each limited partner of Hingham, LP as follows:

               Alan Solomont        $      576,950
               David Solomont       $      576,950
               Ahron Solomont       $      576,950
               Susan Bailis         $      346,170
                                    --------------
                         Total      $    2,077,020

     E.   Consents required:

          (i)  Consent of joint venture partners (i.e., Welch family,
                                                  ----
               Casale and Hingham Healthcare Development Corp.) is required.

          (ii) $9,698,500 Loan from Charles River Mortgage Co. to Hingham Healthcare Limited Partnership is joint obligation and will not be paid off.

          [Note to Multicare:  ADS does not manage this joint venture]

     F.   Owner consents (other than Owner Parties):

          None.

17.  ADS Apple Valley, Inc. ("Apple, Inc.")
     ADS Apple Valley, LP ("Apple, LP") [This entity is not yet formed and is therefore subject to change]

     A.   Each stockholder of Apple, Inc. (i.e., Alan Solomont (20%), David
                                           ----
          Solomont (20%), Jay Solomont (20%), Ahron Solomont (20%) and Susan Bailis (20%)) shall sell their stock to Buyer.

     B. Buyer shall pay the cash consideration to each stockholder of Apple, Inc. as follows:

               Alan Solomont       $     2,374
               David Solomont      $     2,374
               Jay Solomont        $     2,374
               Ahron Solomont      $     2,374
               Susan Bailis        $     2,374
                                   -----------
                         Total     $    11,870

     C.   Each limited partner of Apple, LP. (i.e., Alan D. Solomont
                                              ----
          (19.8%) David Solomont (19.8%), Jay Solomont (19.8%), Ahron Solomont (19.8%) and Susan Bailis (19.5%)) shall sell their limited partnership interests to Buyer.

     D. Buyer shall pay the cash consideration to each limited partner of Apple, LP. as follows:

               Alan Solomont      $      235,026
               David Solomont     $      235,026
               Jay Solomont       $      235,026
               Ahron Solomont     $      235,026
               Susan Bailis       $      235,026
                                 ---------------
                         Total    $    1,175,130

     E.   Consents required:

          (i)  Will require consent to transfer GP&LP interests.

               None. [G & S : Does The Apple Valley, L.P. Agreement require consent of joint venture partners.]

               Document not provided.

18.  ADS Recuperative Center, Inc. ("Center, Inc.")
     ADS Recuperative Center, LP ("Center, LP")

     A.   Each stockholder of Center, Inc. (i.e., Alan Solomont (20%),
                                            ----
          David Solomont (20%), Jay Solomont (20%), Ahron Solomont (20%) and Susan Bailis (20%)) shall sell their stock to Buyer.

     B. Buyer shall pay cash consideration to each stockholder of Center, Inc. as follows:

               Alan Solomont     $    1,828
               David Solomont    $    1,828
               Jay Solomont      $    1,828
               Ahron Solomont    $    1,828
               Susan Bailis      $    1,828
                                 ----------
                         Total   $    9,140

     C.   Each limited partner of Center, LP. (i.e., Alan Solomont (19.8%),
                                               ----
          David Solomont (19.8%), Jay Solomont (19.8%), Ahron Solomont (19.8%) and Susan Bailis (19.8%)) shall sell their limited partnership interests to Buyer.

     D. Buyer shall pay cash consideration to each limited partner of Center, LP as follows:

               Alan Solomont        $      180,972
               David Solomont       $      180,972
               Jay Solomont         $      180,972
               Ahron Solomont       $      180,972
               Susan Bailis         $      180,972
                                    --------------
                         Total      $      904,860

     E.   Consents required:

          (i) Bank Loan with BayBank is a joint obligation and will not be paid off. ADS Guarantee to be released.

          (ii) Consent of joint venture partner (FRC, Inc.) is required to transfer GP & LP interests.

          GS: Does the transfer require consent under The Recuperative Center Limited Partnership?

19.  Solomont Family Medford Venture, Inc. ("Medford, Inc.")

     A.   Each stockholder of Medford, Inc. (i.e., Alan Solomont (22.5%),
                                             ----
          David Solomont (22.5%), Jay Solomont (22.5%), Ahron Solomont (22.5%) and Susan Bailis (10%)) shall sell their stock to Buyer.

     B. Buyer shall pay cash consideration to each stockholder of Medford, Inc. as follows:

               Alan D. Solomont     $    808,875
               David Solomont       $    808,875
               Jay Solomont         $    808,875
               Ahron Solomont       $    808,875
               Susan Bailis         $    359,500
                                    ------------
                         Total      $  3,595,000

     C.   Consents required:

               New England Long Term Care, LM Long Term Care Services, Inc. and Lawrence Memorial.

20.  Solomont Family Fall River Venture, Inc. ("Fall River, Inc.")

     A.   Each stockholder of Fall River, Inc. (i.e., Alan Solomont
                                                ----
          (22.5%), David Solomont (22.5%), Jay Solomont (22.5%), Ahron Solomont (22.5%) and Susan Bailis (10%)) shall sell their stock to Buyer.

     B. Buyer shall pay cash consideration to each stockholder of Fall River, Inc. as follows:

               Alan Solomont      $    270,900
               David Solomont     $    270,900
               Jay Solomont       $    270,900
               Ahron Solomont     $    270,900
               Susan Bailis       $    120,400
                                  ------------
                     Total        $  1,204,000

     C.   Consents required:

         (i) Consent of Charlton Long Term Care Services, Inc. pursuant to SBNC Partnership Agreement

        (ii) Loan with Shawmut is a joint obligation and will not be repaid.

                                   SCHEDULE A
SELLER ENTITIES
- --------------------------------------------------------------------------------
 1.   ADS Management, Inc.

- --------------------------------------------------------------------------------
 2.   ADS Consulting, Inc.

- --------------------------------------------------------------------------------
 3.   ADS Senior Housing, Inc.

- --------------------------------------------------------------------------------
 4.   Senior Source, Inc.

- --------------------------------------------------------------------------------
 5.   Academy Manor Nursing Home

- --------------------------------------------------------------------------------
 6.   Academy Realty

- --------------------------------------------------------------------------------
 7.   The A-D-S Group, Inc.

- --------------------------------------------------------------------------------
 8.   Arcadia Associates

- --------------------------------------------------------------------------------
 9.   ASL, Inc.

- --------------------------------------------------------------------------------
 10.  North Andover Associates

- --------------------------------------------------------------------------------
 11.  Nursing and Retirement Center of the Andovers, Inc.

- --------------------------------------------------------------------------------
 12.  Prescott Nursing Home, Inc.

- --------------------------------------------------------------------------------
 13.  Prescott Nursing Home Associates

- --------------------------------------------------------------------------------
 14.  ADS Palm Chelmsford, Inc.

- --------------------------------------------------------------------------------
 15.  ADS Reservoir Waltham, Inc.

- --------------------------------------------------------------------------------
 16.  Willow Manor Nursing Home, Inc.

- --------------------------------------------------------------------------------
 17.  Solomont Family Brookline Venture, Inc.

- --------------------------------------------------------------------------------
 18.  Solomont Family Brookline Venture Limited Partner

- --------------------------------------------------------------------------------
 19.  Westford Nursing and Retirement Center, Inc.

- --------------------------------------------------------------------------------
 20.  Westford Nursing and Retirement Center Limited
      Partnership

- --------------------------------------------------------------------------------
 21.  ADS Hingham Nursing Facility, Inc.

- --------------------------------------------------------------------------------
 22.  ADS Hingham Nursing Facility Limited Partnership

- --------------------------------------------------------------------------------
 23.  ADS Apple Valley, Inc.
- --------------------------------------------------------------------------------

 24.  ADS Apple Valley, Limited Partnership
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
 25.  ADS Recuperative Center, Inc.

- --------------------------------------------------------------------------------
 26.  ADS Recuperative Center Limited Partnership

- --------------------------------------------------------------------------------
 27.  Solomont Family Medford Venture, Inc.

- --------------------------------------------------------------------------------
 28.  Solomont Family Fall River Venture, Inc.
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
 29.  Solomont Brookline Limited Partnership
- --------------------------------------------------------------------------------

OWNER PARTIES
- --------------------------------------------------------------------------------

 1.   Alan D. Solomont
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
 2.   David Solomont

- --------------------------------------------------------------------------------
 3.   Ahron M. Solomont

- --------------------------------------------------------------------------------
 4.   Jay H. Solomont

- --------------------------------------------------------------------------------
 5.   Susan S. Bailis

- --------------------------------------------------------------------------------
 6.   David Solomont (Lowell)

- --------------------------------------------------------------------------------

OWNERS BUT NOT OWNER PARTIES
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
 1.    Thomas H. Grape

- --------------------------------------------------------------------------------
 2.    David A. Roush

- --------------------------------------------------------------------------------
 3.    Leon B. Landa

- --------------------------------------------------------------------------------
 4.    Elizabeth Casso

- --------------------------------------------------------------------------------
 5.    Gail Jasne

- --------------------------------------------------------------------------------
 6.    Philip M. Altsher

- --------------------------------------------------------------------------------
 7.    Barbara Petty

- --------------------------------------------------------------------------------
 8.    Mark Tobin

- --------------------------------------------------------------------------------
 9.    Meyer Solomont

- --------------------------------------------------------------------------------
 10.   Stanley Sydney

- --------------------------------------------------------------------------------
 11.   Robert I. and Harriet A. Kahn

- --------------------------------------------------------------------------------
 12.   Judith and David Solomont

- --------------------------------------------------------------------------------
 13.   Amy Kahn

- --------------------------------------------------------------------------------
 14.   Gabrielle Kahn

- --------------------------------------------------------------------------------
 15.   Lisa Kahn

- --------------------------------------------------------------------------------
 16.   Scott Kahn

- --------------------------------------------------------------------------------
 17.   RINET Syndicate

- --------------------------------------------------------------------------------

                                       For
                                   SCHEDULE A
                                   ----------

                            ISSUED/OUTSTANDING SHARES

- --------------------------------------------------------------------------------
                                                                       NO. OF
 CORPORATION NAME              STOCKHOLDERS NAME                       SHARES
- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------
 1. ADS Management, Inc.       Alan D. Solomont                          500
- --------------------------------------------------------------------------------
                               David Solomont (Brookline)                250
- --------------------------------------------------------------------------------
                               Ahron Solomont                            250
- --------------------------------------------------------------------------------
                               Susan S. Bailis                           111.11
- --------------------------------------------------------------------------------
                                  Total issued/outstanding             1,111.11
- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------
 2. ADS Senior Housing, Inc.   Alan D. Solomont                          360
- --------------------------------------------------------------------------------
                               David Solomont (Brookline)                180
- --------------------------------------------------------------------------------
                               Ahron Solomont                            180
- --------------------------------------------------------------------------------
                               Susan S. Bailis                           180
- --------------------------------------------------------------------------------
                               Thomas H. Grape*                          100
- --------------------------------------------------------------------------------
                                  Total issued/outstanding             1,000
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
 3. ADS Consulting, Inc.       Alan D. Solomont                          540
- --------------------------------------------------------------------------------
                               David Solomont (Brookline)                270
- --------------------------------------------------------------------------------
                               Ahron Solomont                            270
- --------------------------------------------------------------------------------
                               Susan S. Bailis                           520
- --------------------------------------------------------------------------------
                               David A. Roush*                           400
- --------------------------------------------------------------------------------
                                  Total issued/outstanding             2,000
- --------------------------------------------------------------------------------
 4. Senior Source, Inc.        Alan D. Solomont                          360
- --------------------------------------------------------------------------------
                               David Solomont (Brookline)                180
- --------------------------------------------------------------------------------
                               Ahron Solomont                            180
- --------------------------------------------------------------------------------
                               Susan S. Bailis                           180
- --------------------------------------------------------------------------------
                               Thomas H. Grape*                          100
- --------------------------------------------------------------------------------
                                  Total issued/outstanding             1,000
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                                                                       NO. OF
 CORPORATION NAME              STOCKHOLDERS NAME                       SHARES
- --------------------------------------------------------------------------------
 5. ADS Apple Valley, Inc.     Alan D. Solomont                          180
- --------------------------------------------------------------------------------
                               Susan S. Bailis                            20
- --------------------------------------------------------------------------------
                                  Total issued/outstanding               200
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
 6. ADS Hingham Nursing
- --------------------------------------------------------------------------------
    Facility, Inc.             Alan D. Solomont                            2
- --------------------------------------------------------------------------------
                               David Solomont (Brookline)                  2
- --------------------------------------------------------------------------------
                               Ahron Solomont                              2
- --------------------------------------------------------------------------------
                               Susan S. Bailis                             2
- --------------------------------------------------------------------------------
                                  Total issued/outstanding                 8
- --------------------------------------------------------------------------------
 7. ADS Palm Chelmsford, Inc.  Alan D. Solomont                          225
- --------------------------------------------------------------------------------
                               David Solomont (Brookline)                225
- --------------------------------------------------------------------------------
                               Ahron Solomont                            225
- --------------------------------------------------------------------------------
                               Susan S. Bailis                           100
- --------------------------------------------------------------------------------
                               Jay Solomont                              225
- --------------------------------------------------------------------------------
                                  Total issued/outstanding             1,000
- --------------------------------------------------------------------------------
 8. ADS Recuperative Center,
    Inc.                       Alan D. Solomont                            2
- --------------------------------------------------------------------------------
                               David Solomont (Brookline)                  2
- --------------------------------------------------------------------------------
                               Ahron Solomont                              2
- --------------------------------------------------------------------------------
                               Susan S. Bailis                             2
- --------------------------------------------------------------------------------
                               Jay Solomont                                2
- --------------------------------------------------------------------------------
                                  Total issued/outstanding                10
- --------------------------------------------------------------------------------
 9. ADS Reservoirs Waltham,
    Inc.                       Alan D. Solomont                          225
- --------------------------------------------------------------------------------
                               David Solomont (Brookline)                225
- --------------------------------------------------------------------------------
                               Ahron Solomont                            225
- --------------------------------------------------------------------------------
                               Susan S. Bailis                           100
- --------------------------------------------------------------------------------
                               Jay Solomont                              225
- --------------------------------------------------------------------------------
                                  Total issued/outstanding             1,000
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                                                                       NO. OF
 CORPORATION NAME              STOCKHOLDERS NAME                       SHARES
- --------------------------------------------------------------------------------
 10.  ASL, Inc.                Alan D. Solomont                          125
- --------------------------------------------------------------------------------
                               David Solomont (Brookline)                125
- --------------------------------------------------------------------------------
                               Ahron Solomont                            125
- --------------------------------------------------------------------------------
                               Jay Solomont                              125
- --------------------------------------------------------------------------------
                               Leon Landa*                               250
- --------------------------------------------------------------------------------
                               Elizabeth Casso (documentation in
                                  progress)*                              62.5
- --------------------------------------------------------------------------------
                               Gail Jasne (documentation in               62.5
                                  progress)*
- --------------------------------------------------------------------------------
                               Barbara Petty (documentation in            62.5
                                  progress)*
- --------------------------------------------------------------------------------
                                  Total issued/outstanding             1,000.00
- --------------------------------------------------------------------------------
 11.  Nursing and Retirement
      Center of the Andovers   Alan D. Solomont                          400
- --------------------------------------------------------------------------------
                               David Solomont (Brookline)                400
- --------------------------------------------------------------------------------
                               Ahron Solomont                            400
- --------------------------------------------------------------------------------
                               Susan S. Bailis                           200
- --------------------------------------------------------------------------------
                               Jay Solomont                              400
- --------------------------------------------------------------------------------
                               David Solomont (Lowell)                   200
- --------------------------------------------------------------------------------
                               Mark Tobin*                               222.22
- --------------------------------------------------------------------------------
                                  Total issued/outstanding             2,222.22
- --------------------------------------------------------------------------------
 12.  Prescott Nursing Home,   Alan D. Solomont                            5
      Inc.
- --------------------------------------------------------------------------------
                               David Solomont (Brookline)                  5
- --------------------------------------------------------------------------------
                               Ahron Solomont                              5
- --------------------------------------------------------------------------------
                               Jay Solomont                                5
- --------------------------------------------------------------------------------
                               Meyer Solomont (documentation in           20
                                  progress)*
- --------------------------------------------------------------------------------
                               Stanley Sydney (documentation in           20
                                  progress)
- --------------------------------------------------------------------------------
                                  Total issued/outstanding                60
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
 13.  Solomont Family
      Brookline Venture, Inc.  Alan D. Solomont                          225
- --------------------------------------------------------------------------------
                               David Solomont                            225
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                                                                       NO. OF
 CORPORATION NAME              STOCKHOLDERS NAME                       SHARES
- --------------------------------------------------------------------------------
                               Ahron Solomont                            225
- --------------------------------------------------------------------------------
                               Susan S. Bailis                           100
- --------------------------------------------------------------------------------
                               Jay Solomont                              225
- --------------------------------------------------------------------------------
                                  Total issued/outstanding             1,000
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
 14.  Solomont Family Fall
- --------------------------------------------------------------------------------
      River Venture, Inc.      Alan D. Solomont                          202.5
- --------------------------------------------------------------------------------
                               David Solomont (Brookline)                202.5
- --------------------------------------------------------------------------------
                               Ahron Solomont                            202.5
- --------------------------------------------------------------------------------
                               Susan S. Bailis                            90
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
 15.  Solomont Family Medford
- --------------------------------------------------------------------------------
      Venture, Inc.            Alan D. Solomont                          900
- --------------------------------------------------------------------------------
                               David Solomont (Brookline)                900
- --------------------------------------------------------------------------------
                               Ahron Solomont                            900
- --------------------------------------------------------------------------------
                               Susan S. Bailis                           400
- --------------------------------------------------------------------------------
                               Jay Solomont                              900
- --------------------------------------------------------------------------------
                                  Total issued/outstanding             4,000
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
 16.  Westford Nursing and
- --------------------------------------------------------------------------------
      Retirement Center, Inc.  Alan D. Solomont                          140
- --------------------------------------------------------------------------------
                               David Solomont (Brookline)                138.33
- --------------------------------------------------------------------------------
                               Ahron Solomont                            138.33
- --------------------------------------------------------------------------------
                               Jay Solomont                              138.33
- --------------------------------------------------------------------------------
                               Robert and Harriet Kahn*                  221.67
- --------------------------------------------------------------------------------
                               Judith and David Solomont*                223.34
- --------------------------------------------------------------------------------
                                 Total issued/outstanding             1,000
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
 17.  Willow Manor Nursing
      Home, Inc.               Alan D. Solomont                          225
- --------------------------------------------------------------------------------
                               David Solomont (Brookline)                225
- --------------------------------------------------------------------------------
                               Ahron Solomont                            225
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                                                                       NO. OF
 CORPORATION NAME              STOCKHOLDERS NAME                       SHARES
- --------------------------------------------------------------------------------
                               Jay Solomont                              225
- --------------------------------------------------------------------------------
                                  Total issued/outstanding               900
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
 18.  The ADS Group, Inc.      Alan D. Solomont                          100
- --------------------------------------------------------------------------------
                                  Total issued/outstanding               100
- --------------------------------------------------------------------------------

                              PERCENTAGE INTERESTS

                                  PARTNERSHIPS
                                  ------------

- --------------------------------------------------------------------------------
                                                                     PERCENTAGE
 PARTNERSHIP NAME              PARTNERS' NAMES                      OF INTEREST
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
 19.  ADS Apple Valley
      Limited Partnership      ADS Apple Valley, Inc.                     1.00%
- --------------------------------------------------------------------------------
                               Alan D. Solomont                          79.50%
- --------------------------------------------------------------------------------
                               Susan S. Bailis                           19.50%
- --------------------------------------------------------------------------------
                                  Total Percentage of Interest          100.00%
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
 20.  ADS Hingham Limited      ADS Hingham Nursing Facility, Inc.
      Partnership                                                         1.00%
- --------------------------------------------------------------------------------
                               Alan D. Solomont                          27.50%
- --------------------------------------------------------------------------------
                               David Solomont (Brookline)                27.50%
- --------------------------------------------------------------------------------
                               Susan S. Bailis                           16.50%
- --------------------------------------------------------------------------------
                               Ahron Solomont                            27.50%
- --------------------------------------------------------------------------------
                                  Total Percentage of Interest          100.00%
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
 21.  ADS Recuperative Center
- --------------------------------------------------------------------------------
      Limited Partnership      ADS Recuperative Center, Inc.              1.00%
- --------------------------------------------------------------------------------
                               Alan D. Solomont                          19.80%
- --------------------------------------------------------------------------------
                               Ahron M. Solomont                         19.80%
- --------------------------------------------------------------------------------
                               David Solomont (Brookline)                19.80%
- --------------------------------------------------------------------------------
                               Jay H. Solomont                           19.80%
- --------------------------------------------------------------------------------
                               Susan S. Bailis                           19.80%
- --------------------------------------------------------------------------------
                                  Total Percentage of Interest          100.00%
- --------------------------------------------------------------------------------
 22.  Arcadia Associates       Alan D. Solomont                          12.50%
- --------------------------------------------------------------------------------
                               Ahron M. Solomont                         12.50%
- --------------------------------------------------------------------------------
                               Jay H. Solomont                           12.50%
- --------------------------------------------------------------------------------
                               David Solomont (Brookline)                12.50%
- --------------------------------------------------------------------------------
                               Leon B. Landa*                            25.00%
- --------------------------------------------------------------------------------
                               Elizabeth Casso*                           6.25%
- --------------------------------------------------------------------------------

                                                                              7
- --------------------------------------------------------------------------------
                                                                     PERCENTAGE
 PARTNERSHIP NAME              PARTNERS' NAMES                      OF INTEREST
- --------------------------------------------------------------------------------
                               Gail Jasne*                                6.25%
- --------------------------------------------------------------------------------
                               Barbara Petty*                             6.25%
- --------------------------------------------------------------------------------
                               Philip M. Altsher*                         6.25%
- --------------------------------------------------------------------------------
                                  Total Percentage of Interest          100.00%
- --------------------------------------------------------------------------------
 23.  North Andover            Alan D. Solomont                          18.00%
 Associates
- --------------------------------------------------------------------------------
                               David Solomont (Brookline)                18.00%
- --------------------------------------------------------------------------------
                               Jay H. Solomont                           18.00%
- --------------------------------------------------------------------------------
                               Ahron Solomont                            18.00%
- --------------------------------------------------------------------------------
                               Susan S. Bailis                            9.00%
- --------------------------------------------------------------------------------
                               David Solomont (Lowell)*                   9.00%
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
                               Mark Tobin*                               10.00%
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
                                    Total Percentage of Interest        100.00%
- --------------------------------------------------------------------------------
 24.  Prescott Nursing Home    Prescott Nursing Home, Inc.                1.00%
         Associates
- --------------------------------------------------------------------------------
                               Alan D. Solomont                          10.72%
- --------------------------------------------------------------------------------
                               David Solomont (Brookline)                10.72%
- --------------------------------------------------------------------------------
                               Jay H. Solomont                           10.72%
- --------------------------------------------------------------------------------
                               Ahron M. Solomont                         10.72%
- --------------------------------------------------------------------------------
                               Meyer Solomont*                            8.00%
- --------------------------------------------------------------------------------
                               David Solomont (Lowell)*                   6.93%
- --------------------------------------------------------------------------------
                               Stanley Sydney*                           33.00%
- --------------------------------------------------------------------------------
                               Amy Kahn (documentation in               2.0463%
                               progress)*
- --------------------------------------------------------------------------------
                               Gabrielle Kahn (documentation in         2.0463%
                                progress)*
- --------------------------------------------------------------------------------
                               Lisa Kahn (documentation in              2.0463%
                               progress)*
- --------------------------------------------------------------------------------
                               Scott Kahn (documentation in             2.0463%
                               progress)*
- --------------------------------------------------------------------------------
                                      Total Percentage of               100.00%
                               Interest

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                                                                     PERCENTAGE
 PARTNERSHIP NAME              PARTNERS' NAMES                      OF INTEREST
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
 25. Solomont Brookline        Solomont Family Brookline           GP-
      Limited  Partnership          Venture Limited Partnership    Distribution
                                                                   determined
                                                                   by formula
- --------------------------------------------------------------------------------
                               RINET Syndicate*                    LPS -
                                                                   Distribution
                                                                   based on
                                                                   formula

- --------------------------------------------------------------------------------
                               Total Percentage of Interest             100.00%
- --------------------------------------------------------------------------------
 26.  Solomont Family          Solomont Family Brookline                  1.00%
 Brookline Venture Limited     Venture, Inc.
    Partnership
- --------------------------------------------------------------------------------
                               Ahron M. Solomont                         24.75%
- --------------------------------------------------------------------------------
                               Alan D. Solomont                          24.75%
- --------------------------------------------------------------------------------
                               David Solomont (Brookline)                24.75%
- --------------------------------------------------------------------------------
                               Jay H. Solomont                           24.75%
- --------------------------------------------------------------------------------
                                   Total Percentage of Interest         100.00%
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
 27.  Westford Nursing and     Westford Nursing & Retirement              1.00%
          Retirement Center      Center, Inc.
          Limited Partnership
- --------------------------------------------------------------------------------
                               Ahron M. Solomont                        13.695%
                               Alan D. Solomont                         13.860%
- --------------------------------------------------------------------------------
                               David Solomont (Brookline)                13.695%
- --------------------------------------------------------------------------------
                               Jay H. Solomont                           13.695%
- --------------------------------------------------------------------------------
                               David & Judith Solomont*                  22.110%
- --------------------------------------------------------------------------------
                               Robert I. & Harriet A. Kahn               21.945%
- --------------------------------------------------------------------------------
                                   Total Percentage of Interest         100.00%
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

*  Indicates Owner but not Owner Party.